UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2020

Date of reporting period:  September 30, 2020

Item 1. Reports to Stockholders.

Annual	SHENKMAN CAPITAL FLOATING
Report	RATE HIGH INCOME FUND
September 30, 2020
SHENKMAN CAPITAL SHORT
DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN CAPITAL		Institutional
	FLOATING RATE	Class F	Class
	HIGH INCOME FUND	(SFHFX)	(SFHIX)

	SHENKMAN CAPITAL				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all funds held through your financial intermediary.

c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, Wisconsin 53201-0701 1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2020

Dear Shareholder,

Despite the market swings and adverse effects introduced by the worldwide spread of COVID-19, the Shenkman Capital Floating Rate High Income Fund (the “Fund”) posted positive net returns during the fiscal year ended September 30, 2020 (the “Period”).  Working and living conditions resulting from the global spread of the coronavirus led to significant volatility and a repricing of risk across almost all markets and asset classes, including the S&P/LSTA Leveraged Loan Index (the “Index”) and the S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”).  The leveraged loan market has been resilient and functioned well during this unprecedented period of time.

Fund Overview and Performance

The Fund seeks to generate high current income through active selection and management of investments primarily in the leveraged loan universe.  The Fund’s Institutional Class shares (SFHIX) and Class F shares (SFHFX) generated net returns of +0.94% and +1.04%, respectively, for the Period while the Index posted a return of +1.06% and the B- and Above Index returned +1.32%.  The Fund performed well compared to these benchmarks, providing market returns with a lower risk profile than the Index. As of October 22, 2020, according to Bloomberg, the Fund ranked in the 83rd percentile (1st quartile) of performance on a 1-year trailing basis relative to the peer group.1

The Fund looks to primarily invest in loans that have the opportunity of providing superior risk-adjusted returns and remains well-diversified, with investments in over 250 issuers across more than 30 industries.  From a credit risk perspective, the Fund’s CCC-rated and below weighting was approximately 7% at the end of the Period, materially lower than the overall Index weight of approximately 10%.  Second-lien exposure of under 1.5% was almost 50% lower than the Index weight.  The largest contributors to relative performance were an underweight in Oil & Gas and positive selection in Cosmetics/Toiletries.  The Fund had just over 1% exposure in Oil & Gas and did not own the top five detractors in the space, therefore benefitting on a relative basis following the oil shock caused by the Saudi Arabia/Russia price war earlier this year.  Conversely, negative selection in All Telecom and negative selection and underweight in Ecological Services & Equipment detracted from performance, impacted by one specific credit situation in each, not by overall sector issues.
__________________

[1]
Source: Bloomberg.  The Bloomberg percentile and quartile rankings were compiled by sorting the Fund’s 1-year trailing returns relative to mutual funds within the same peer group.  Mutual funds within the same peer group are categorized by Bloomberg to be open-end, bank loan funds that have the same country of domicile and domicile type. As of 10/22/20, the Fund ranked in the 73rd percentile (2nd quartile), 92nd percentile (1st quartile) and 77th percentile (1st quartile) for the YTD, 3-Year and 5-Year periods, respectively.  Based on the SFHIX U.S. share class; different share classes may have different rankings.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

As of September 30, 2020, approximately 81% of the Fund’s assets were invested in bank loans, 15% in high yield bonds and 4% in cash, which was slightly elevated due to recent inflows and repayments and which will be deployed methodically in the fourth quarter.  For liquidity purposes, the Fund targets an allocation of at least 15% of assets in cash and bonds.

Market Commentary

From a ratings quality standpoint, returns were mixed during the Period with BB-rated, B-rated and CCC-rated and below loans returning -0.58%, +2.14% and -7.59%, respectively.  B-rated loans have benefitted from investors seeking the best relative value amid a cautiously optimistic outlook due to a stable macroeconomic backdrop, better than expected earnings seasons and fewer recent actions taken by the rating agencies.  Liquid loans, as measured by the S&P/LSTA U.S. Leveraged Loan 100 Index, outperformed the Index (+1.71% versus +1.06%) as a liquidity premium returned to the market.  At one point during the Period, this differential was wider than 300 basis points and has compressed to less than 100 basis points as financial pressures have eased.  By industry, Food Products, Drugs, and Beverage & Tobacco were the best performers in the Index, which are generally considered more defensive-markets. Nonferrous Metals-Minerals, Cosmetics-Toiletries, and Oil and Gas were among the worst performers, which are typically higher beta sectors.

The primary market remained active as a total of $280 billion of new institutional loan supply came to market during the Period versus $311 billion in the previous twelve months, according to Leveraged Commentary & Data by S&P Global Market Intelligence.  The lower volume was mostly due to less issuance after the onset of COVID-19 during the second quarter of 2020, which bounced back in the third quarter to recent historical average volume.  In terms of demand, new creation of collateralized loan obligations (“CLOs”) was solid as $87 billion came to market during the Period and loan mutual fund outflows continued, albeit at a slower pace compared to the previous year.  Furthermore, repayments added another element of support with continued paydowns from the high yield and investment grade bond markets as well as mergers and acquisitions.  The size of the loan market remained roughly the same as last year at nearly $1.2 trillion on September 30, 2020.

Not surprisingly, default activity has picked up, but is lower than initially expected by market analysts and the rating agencies.  According to J.P. Morgan Research, the leveraged loan par-weighted trailing twelve-month default rate increased to 4.26% as of September 30, 2020 compared to the 1.42% default rate as of September 30, 2019.  Defaults have slowed down the last few months after an initial post-COVID uptick.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

Outlook

In anticipation of more volatility surrounding the upcoming U.S. Presidential election in November, uncertainty about COVID-19 impacts and due to the significant risk rally across markets during the last six months of the Period, we have sought to defensively position our portfolios. We recently reduced risk by taking action in the primary and secondary markets to increase cash balances and believe we are well positioned to take advantage of any near-term market dislocation. We will remain vigilant, closely monitoring risks associated with the COVID-19 virus and proactively manage the portfolio and trade exposures across our global platform with the goal of protecting the downside and maximizing returns during this uncertain time.

A tremendous amount of government stimulus, corporate capital raising, and lower interest rates should provide continued support for most risk markets worldwide and we believe the loan market offers compelling opportunities to deploy capital in creditworthy issuers.  However, we continue to believe credit selection will drive performance through the rest of 2020 and beyond and there should be an increased dispersion between better quality and riskier credits. Therefore, we remain cautious as we continue to review the relative value of our positions. Our core philosophy remains the preservation of capital, and we will continue to strive to deliver market returns throughout the cycle while maintaining a lower risk profile.

Thank you again for your continued support and trust in the Fund.  We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

The L100 Index or the S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

Basis Points (bps) – A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

You cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or liability is accepted for, the accuracy, completeness, timeliness or availability of such

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

information, including ratings.  Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2020

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned +2.18% for the fiscal year ended September 30, 2020 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 1.19 years and average final maturity of 3.67 years.* The Fund’s Class A shares returned +1.86% (without sales load) and -1.19% (with maximum sales load imposed on purchases of 3.00%) for the Annual Period, and the Class F shares returned +2.09%. Additionally, the Class C shares returned +1.10% (without sales load) and +0.12% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned +0.13% for the Annual Period.  The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) returned +2.97% for the Annual Period.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector-driven allocations.  Healthcare remained the Fund’s largest broad sector exposure while Media: Cable & Satellite moved up to the second largest, with both sectors representing more defensive and less economically sensitive industries with strong valuations and asset coverage.  While the majority of sectors posted positive returns for the Annual Period, Media: Cable & Satellite had the largest return contribution followed by Technology Hardware, whereas Leisure: Hotels and Transportation were the largest detractors.  Relative to the Index, lack of exposure to Oil & Gas: E&P and strong security selection in Media: Broadcasting were the largest contributors to returns, while the largest detractors were security selection in Leisure: Hotels and Financials: Diversified.  The Fund’s exposure to bank loans, which ended the period at 4.5%, was a contributor to performance as bank loan returns outpaced short duration for the Annual Period.  As of September 30, 2020, the Fund’s average price was $102.92, with a current yield of 5.59%, yield-to-maturity of 4.6% and a yield-to-worst of 3.11%.*  As diversification remains a key factor in mitigating risk, the portfolio is well-diversified, ending the period with investments in 169 issuers across 44 industries as of September 30, 2020.

Market Commentary

The Annual Period began in the final quarter of 2019 with the broader high yield market posting strong returns. The lower rated portions of the market were particularly strong in December when it appeared that the probability of a U.S.-China trade deal increased significantly.  Additionally, the U.S. Federal Reserve cut rates at the beginning of the quarter, but by year-end implied it

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

would not move on rates again for some time while remaining willing to be accommodative if warranted.  Despite the shift, longer duration tiers of the market continued to outperform, as they had for most of 2019.

For the year-to-date period ended September 30, 2020, each quarter in the high yield market has been quite unique. The first quarter of 2020 was down sharply during the onset of the COVID pandemic. The second quarter rebounded strongly, with capital markets reopening for new financings and the highest-quality credits outperforming. The market was up in the third quarter, driven by outperformance in the CCC tier category.  On a year-to-date basis through September, the market was down modestly, with a +2.31% for the annual period ending September 30, 2020, according to the ICE BofA U.S. High Yield Index (H0A0).  Even following the continued recovery in the third quarter of 2020, CCC rated bonds underperformed the market materially over the Annual Period and was the only rating category to post negative returns.  BB rated issues and longer duration bonds outperformed over the Annual Period. Notable underperforming sectors were Energy, Transportation, and Leisure: Hotels while outperforming sectors included Retail: Food & Drug, Telecom Services: Wireless, and Managed Health Care.  The level of new issuance for the year-to-date September 2020 period has already exceeded the full year issuance in each of the last five years. The new issuance has been primarily used for refinancings and predominately issued by higher-rated issuers.  About 65% of the issuance had refinancing as a stated use of proceeds and over 64% of issuance was rated BB by at least one major rating agencies. Fallen Angels were exceptionally high in the first quarter of the year with $149 billion entering the high yield universe; year-to-date through September the total amounted to a record $217 billion. On the other end of the spectrum, at the end of September, the JP Morgan trailing 12-month default rate for high yield was at 5.8%, above the prior three years which averaged less than 3%.  All of this supply activity has changed the makeup of the high yield bond market with BBs increasing to 55.6% of the broader high yield market, a 677 bps increase year-to-date.

Outlook

September had a negative return and the equity market VIX Index rose as market anxiety increased late in the quarter. Capital markets appear concerned about a slowing pace of reemployment in the U.S. as well as uncertainty over the U.S. election and a second wave of COVID.  Investors must navigate which outcomes are already priced into the markets, or perhaps even overpriced. The Federal Reserve has made it clear they will keep interest rates low for an extended period and are willing to prevent the yield curve from steepening. This has increased the demand for products with yield. Given all these factors, there will likely be more polarization of corporate performance and credit selection should remain vital.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Any third-party information contained herein was obtained from sources that Shenkman considers to be reliable; however, no representation is made as to, and Shenkman accepts no responsibility, warranty or liability for the accuracy or completeness of such information. Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofA U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofA U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofA U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofA U.S. Treasuries 0-3 year Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

VIX is the ticker symbol and the popular name for the Chicago Board Options Exchange’s CBOE Volatility Index.  The VIX Index is a calculation designed to produce a measure of constant, 30-day expected volatility of the U.S. stock market, derived from real-time, mid-quote prices of S&P 500® Index (SPXSM) call and put options.  This index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

You cannot invest directly in an index.

Basis Points (bps) – A basis point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Yield to Maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread-to-worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury with a similar duration.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofA”) was used with permission. ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2020

COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not design to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

*  Based on Shenkman’s internal valuations, classifications, and records.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/15/2014	3/1/2017
Class F	1.04%	—	—	2.87%
Institutional Class	0.94%	3.62%	3.14%	—
S&P/LSTA Leveraged Loan Index	1.06%	4.01%	3.55%	3.13%
S&P/LSTA B- & Above
Leveraged Loan Index	1.32%	3.90%	3.64%	3.27%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs the ICE BofA 0-3 U.S. Treasury Index and
the ICE BofA 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/31/2012	5/17/2013	1/28/2014
Class A
(with sales load)	-1.19%	2.57%	2.63%	—	—
Class A
(without sales load)	1.86%	3.20%	3.02%	—	—
Class C (with
deferred sales load)	0.12%	2.45%	—	—	1.96%
Class C (without
deferred sales load)	1.10%	2.45%	—	—	1.96%
Class F	2.09%	3.46%	—	3.08%	—
Institutional Class	2.18%	3.55%	3.37%	—	—
ICE BofA 0-3 Year
U.S. Treasury Index	2.97%	1.68%	1.26%	1.32%	1.43%
ICE BofA 0-2 Year
Duration BB-B U.S.
High Yield
Constrained Index	0.13%	3.72%	3.69%	3.41%	3.33%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for eighteen months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofA 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

The ICE BofA 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofA BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofA U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofA”) was used with permission.  ICE BofA PERMITS USE OF THE ICE BofA INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofA INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2020 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2020 to September 30, 2020.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2020 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,124.20	$3.03
Institutional Class	$1,000.00	$1,124.40	$2.87

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.15	$2.88
Institutional Class	$1,000.00	$1,022.30	$2.73

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.57% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 12.42% for Class F and 12.44% for the Institutional Class as of September 30, 2020.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,064.50	$5.01
Class C	$1,000.00	$1,060.80	$8.91
Class F	$1,000.00	$1,065.90	$3.82
Institutional Class	$1,000.00	$1,066.30	$3.36

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.15	$4.90
Class C	$1,000.00	$1,016.35	$8.72
Class F	$1,000.00	$1,021.30	$3.74
Institutional Class	$1,000.00	$1,021.75	$3.29

(2)
Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.97%, 1.73%, 0.74% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 6.45% for Class A, 6.08% for Class C, 6.59% for Class F, and 6.63% for the Institutional Class as of September 30, 2020.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2020 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Ancestry.com Operations, Inc., Senior Secured First Lien Term Loan
4.396% (1 Month LIBOR USD + 4.25%), 8/27/2026	0.99%
ABG Intermediate Holdings 2, LLC, Senior Secured First
Lien Term Loan 4.50% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 9/27/2024	0.99%
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%), 5/16/2025	0.83%
IRI Holdings, Inc., Senior Secured First Lien Term Loan
4.397% (1 Month LIBOR USD + 4.25%), 12/1/2025	0.73%
VFH Parent, LLC, Senior Secured First Lien Term Loan
3.151% (1 Month LIBOR USD + 3.00%), 3/2/2026	0.67%
SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%), 2/5/2024	0.67%
Filtration Group Corp., Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%), 3/31/2025	0.66%
DISH DBS Corp. 5.875%, 7/15/2022	0.65%
UFC Holdings, LLC, Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%, 1.000% Floor), 4/29/2026	0.64%
Granite Acquisition, Inc., Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.50%, 1.000% Floor), 12/17/2021	0.63%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2020.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23%

Aerospace & Defense – 0.50%
Transdigm, Inc.
Senior Secured First Lien Term Loan
2.397% (1 Month LIBOR USD + 2.25%),
08/22/2024 (a)	$535,859	$508,487
Senior Secured First Lien Term Loan
2.397% (1 Month LIBOR USD + 2.25%),
12/09/2025 (a)	697,169	660,372
		1,168,859
Auto Retail – 0.30%
CWGS Group, LLC, Senior Secured
First Lien Term Loan 3.50%
(1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (a)	715,781	699,507

Automotive – 1.39%
Adient U.S., LLC
Senior Secured First Lien Term Loan
4.397% (1 Month LIBOR USD + 4.25%),
05/06/2024 (a)	538,375	533,888
Senior Secured First Lien Term Loan
4.492% (3 Month LIBOR USD + 4.25%),
05/06/2024 (a)	182,500	180,979
Clarios Global, L.P., Senior Secured First Lien
Term Loan 3.647% (1 Month
LIBOR USD + 3.50%), 04/30/2026 (a)	752,578	735,175
LTI Holdings, Inc., Senior Secured First Lien
Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 09/08/2025 (a)	617,400	576,497
Navistar, Inc., Senior Secured First Lien
Term Loan 3.66% (1 Month LIBOR
USD + 3.50%), 11/06/2024 (a)	1,231,265	1,224,529
		3,251,068

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Building Products – 2.17%
CPG International, Inc., Senior Secured
First Lien Term Loan 4.75%
(12 Month LIBOR USD + 3.75%,
1.000% Floor), 05/03/2024 (a)	$421,519	$421,255
HD Supply Waterworks, Ltd.
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (a)	105,299	103,753
Senior Secured First Lien Term Loan
3.75% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (a)	487,926	480,758
Henry Co., LLC, Senior Secured
First Lien Term Loan 5.00% (1 Month
LIBOR USD + 4.00%, 1.000% Floor),
10/05/2023 (a)	772,917	767,846
Pisces Midco, Inc., Senior Secured
First Lien Term Loan 3.918% (1 Month
LIBOR USD + 3.75%), 04/12/2025 (a)	938,951	925,604
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 2.647% (1 Month
LIBOR USD + 2.50%), 02/01/2027 (a)	809,796	789,660
SiteOne Landscape Supply, Inc., Senior
Secured First Lien Term Loan 3.75%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 10/29/2024 (a)	265,199	263,873
SRS Distribution, Inc., Senior Secured
First Lien Term Loan 3.147% (1 Month
LIBOR USD + 3.00%), 05/23/2025 (a)	759,746	741,645
VC GB Holdings, Inc., Senior Secured
First Lien Term Loan 4.00%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/28/2024 (a)	574,596	564,540
		5,058,934

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Chemicals – 3.77%
Allnex S.A.R.L., Senior Secured First
Lien Term Loan 4.00% (3 Month LIBOR
USD + 3.25%, 0.750% Floor),
09/13/2023 (a)	$675,514	$662,004
Allnex U.S.A., Inc., Senior Secured
First Lien Term Loan 4.00% (3 Month
LIBOR USD + 3.25%, 0.750% Floor),
09/13/2023 (a)	508,947	498,768
ASP Unifrax Holdings, Inc., Senior Secured
First Lien Term Loan 3.97% (3 Month
LIBOR USD + 3.75%), 12/12/2025 (a)	879,338	781,203
Colouroz Midco
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	866,479	790,126
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 09/21/2023 (a)	143,239	130,617
Consolidated Energy Finance S.A., Senior
Secured First Lien Term Loan 2.656%
(1 Month LIBOR USD + 2.50%),
05/07/2025 (a)	493,625	454,135
H.B. Fuller Co., Senior Secured First Lien
Term Loan 2.156% (1 Month LIBOR
USD + 2.00%), 10/21/2024 (a)	520,789	515,289
Illuminate Buyer, LLC, Senior Secured First
Lien Term Loan 4.147% (1 Month LIBOR
USD + 4.00%), 06/30/2027 (a)	425,000	422,388
PMHC II, Inc., Senior Secured First Lien Term
Loan 4.50% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 03/31/2025 (a)	468,000	426,758
Polar U.S. Borrower, LLC, Senior Secured
First Lien Term Loan 4.906% (1 Month
LIBOR USD + 4.75%), 10/15/2025 (a)	746,700	720,565
PQ Corp., Senior Secured First Lien Term
Loan 4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/08/2027 (a)	433,913	432,882

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Chemicals – 3.77% – Continued
Road Infrastructure Investment, LLC
(Ennis-Flint), Senior Secured First Lien
Term Loan 4.50% (3 Month LIBOR
USD + 3.50%, 1.000% Floor),
06/13/2023 (a)	$780,767	$711,802
Solenis International, L.P.
Senior Secured First Lien Term Loan
4.256% (1 Month LIBOR USD + 4.00%),
06/26/2025 (a)	533,311	522,701
Senior Secured First Lien Term Loan
4.256% (3 Month LIBOR USD + 4.00%),
06/26/2025 (a)	79,487	77,906
Senior Secured Second Lien Term Loan
8.756% (3 Month LIBOR USD + 8.50%),
06/26/2026 (a)	215,000	201,240
Spectrum Holdings III Corp.
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 01/31/2025 (a)	1,854	1,688
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 01/31/2025 (a)	721,255	656,522
Tronox Finance, LLC
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%),
09/23/2024 (a)	459,772	453,616
Senior Secured First Lien Term Loan
3.22% (3 Month LIBOR USD + 3.00%),
09/23/2024 (a)	324,419	320,075
		8,780,285
Commercial Services – 3.76%
AlixPartners, LLP, Senior Secured First Lien
Term Loan 2.656% (1 Month LIBOR
USD + 2.50%), 04/04/2024 (a)	1,337,503	1,307,830
Allied Universal Holdco, LLC, Senior Secured
First Lien Term Loan 4.397% (1 Month
LIBOR USD + 4.25%), 07/10/2026 (a)	1,131,450	1,121,448

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Commercial Services – 3.76% – Continued
Camelot U.S. Acquisition 1 Co.
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%),
10/30/2026 (a)	$799,689	$786,071
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/30/2026 (a)	912,000	909,150
Capri Acquisitions BidCo, Ltd., Senior Secured
First Lien Term Loan 3.261% (3 Month
LIBOR USD + 3.00%), 11/01/2024 (a)	712,023	711,578
EAB Global, Inc., Senior Secured First Lien
Term Loan 4.75% (3 Month LIBOR
USD + 3.75%, 1.000% Floor), 11/15/2024 (a)	485,156	465,749
Garda World Security Corp., Senior Secured
First Lien Term Loan 4.90% (1 Month
LIBOR USD + 4.75%), 10/30/2026 (a)	590,876	588,882
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 4.397% (1 Month LIBOR
USD + 4.25%), 12/01/2025 (a)	1,709,550	1,695,131
KAR Auction Services, Inc., Senior Secured
First Lien Term Loan 2.438% (1 Month
LIBOR USD + 2.25%), 09/21/2026 (a)	666,429	644,770
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 2.897% (1 Month
LIBOR USD + 2.75%), 05/01/2024 (a)	544,280	532,259
		8,762,868
Construction & Engineering – 0.91%
Amentum Government Services Holdings, LLC,
Senior Secured First Lien Term Loan
3.646% (1 Month LIBOR USD + 3.50%),
02/01/2027 (a)	954,608	945,462
Brand Industrial Services, Inc., Senior
Secured First Lien Term Loan 5.25%
(3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (a)	1,259,526	1,176,573
		2,122,035

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Consumer Discretionary – 1.56%
Champ Acquisition Corp., Senior Secured First
Lien Term Loan 5.72% (6 Month LIBOR
USD + 5.50%), 12/19/2025 (a)	$185,180	$173,231
Kontoor Brands, Inc., Senior Secured First
Lien Term Loan 4.395% (1 Month LIBOR
USD + 4.25%), 05/15/2026 (a)	315,917	315,127
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	31,315	28,692
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (a)	431,931	395,759
Prometric Holdings, Inc., Senior Secured
First Lien Term Loan 4.00% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 01/29/2025 (a)	976,077	912,632
Renaissance Holding Corp., Senior Secured
First Lien Term Loan 3.397% (1 Month
LIBOR USD + 3.25%), 05/30/2025 (a)	513,188	496,296
SIWF Holdings, Inc., Senior Secured First
Lien Term Loan 4.397% (1 Month LIBOR
USD + 4.25%), 06/13/2025 (a)	566,950	546,636
Wand NewCo 3, Inc., Senior Secured First
Lien Term Loan 3.147% (1 Month LIBOR
USD + 3.00%), 02/05/2026 (a)	794,968	769,131
		3,637,504
Consumer Non-Discretionary – 1.41%
Alphabet Holding Co., Inc.
Senior Secured First Lien Term Loan
3.647% (1 Month LIBOR USD + 3.50%),
09/26/2024 (a)	1,352,758	1,319,182
Senior Secured Second Lien Term Loan
7.897% (1 Month LIBOR USD + 7.75%),
09/26/2025 (a)	350,000	339,500
Hoffmaster Group, Inc., Senior Secured
First Lien Term Loan 5.00% (3 Month LIBOR
USD + 4.00%, 1.000% Floor), 11/21/2023 (a)	721,875	615,398

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Consumer Non-Discretionary – 1.41% – Continued
Kronos Acquisition Holdings, Inc., Senior
Secured First Lien Term Loan 5.00%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/15/2023 (a)	$1,017,678	$1,013,852
		3,287,932
Environmental Services – 2.04%
Asplundh Tree Expert, LLC, Senior Secured
First Lien Term Loan 2.655% (3 Month
LIBOR USD + 2.50%), 09/07/2027 (a)	640,000	640,134
Belfor Holdings, Inc., Senior Secured First
Lien Term Loan 4.147% (1 Month LIBOR
USD + 4.00%), 04/06/2026 (a)	464,125	464,705
Brightview Landscapes, LLC, Senior Secured
First Lien Term Loan 2.688% (1 Month
LIBOR USD + 2.50%), 08/15/2025 (a)	1,119,238	1,112,242
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
4.50% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 12/17/2021 (a)	1,465,702	1,460,140
Senior Secured Second Lien Term Loan
8.25% (3 Month LIBOR USD + 7.25%,
1.000% Floor), 12/19/2022 (a)	356,709	350,490
Strategic Materials Holdings Corp., Senior
Secured First Lien Term Loan 4.75%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (a)	923,875	722,212
		4,749,923
Financials – Diversified – 2.24%
Avolon TLB Borrower 1 (U.S.), LLC, Senior
Secured First Lien Term Loan 2.50%
(1 Month LIBOR USD + 1.75%,
0.750% Floor), 01/15/2025 (a)	147,341	143,627
Blackstone Mortgage Trust, Inc., Senior Secured
First Lien Term Loan 2.397% (1 Month
LIBOR USD + 2.25%), 04/23/2026 (a)	579,150	555,984

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Financials – Diversified – 2.24% – Continued
Financial & Risk U.S. Holdings, Inc., Senior
Secured First Lien Term Loan 3.397%
(1 Month LIBOR USD + 3.25%),
10/01/2025 (a)	$762,179	$755,441
Focus Financial Partners, LLC, Senior
Secured First Lien Term Loan 2.147%
(1 Month LIBOR USD + 2.00%),
07/03/2024 (a)	618,650	603,803
Micro Holding Corp., Senior Secured First
Lien Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 09/13/2024 (a)	694,144	677,311
Starwood Property Mortgage, LLC, Senior
Secured First Lien Term Loan 2.647%
(1 Month LIBOR USD + 2.50%),
07/27/2026 (a)	470,250	456,730
Titan AcquisitionCo New Zealand, Ltd.,
Senior Secured First Lien Term Loan
4.22% (3 Month LIBOR USD + 4.00%),
05/01/2026 (a)	478,845	470,065
VFH Parent, LLC, Senior Secured First Lien
Term Loan 3.151% (1 Month LIBOR
USD + 3.00%), 03/02/2026 (a)	1,565,202	1,556,648
		5,219,609
Financials – Insurance – 2.89%
Acrisure, LLC, Senior Secured First Lien
Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 02/16/2027 (a)	871,665	844,269
AssuredPartners, Inc., Senior Secured First
Lien Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 02/12/2027 (a)	1,233,155	1,199,680
Asurion, LLC
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%),
08/04/2022 (a)	1,150,642	1,139,613
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%),
11/03/2023 (a)	605,338	597,457

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Financials – Insurance – 2.89% – Continued
Asurion, LLC – Continued
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	$532,277	$524,184
Senior Secured Second Lien Term Loan
6.647% (1 Month LIBOR USD + 6.50%),
08/04/2025 (a)	601,212	603,404
HUB International, Ltd.
Senior Secured First Lien Term Loan
3.264% (3 Month LIBOR USD + 3.00%),
04/25/2025 (a)	718,463	696,215
Senior Secured First Lien Term Loan
5.00% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 04/25/2025 (a)	347,375	347,104
Sedgwick Claims Management Services, Inc.,
Senior Secured First Lien Term Loan
4.147% (1 Month LIBOR USD + 4.00%),
09/03/2026 (a)	790,000	780,619
		6,732,545
Financials – Thrifts & Mortgages – 0.13%
PHH Mortgage Corp., Senior Secured First
Lien Term Loan 7.00% (1 Month LIBOR
USD + 6.00%, 1.000% Floor), 05/16/2022 (a)	317,401	315,814

Food & Beverage – 1.10%
Dole Food Co. Inc., Senior Secured First
Lien Term Loan 3.75% (1 Month LIBOR
USD + 2.75%, 1.000% Floor), 04/08/2024 (a)	735,000	726,044
Froneri U.S., Inc., Senior Secured First Lien
Term Loan 2.397% (1 Month LIBOR
USD + 2.25%), 01/29/2027 (a)	648,375	624,641
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
3.834% (1 Month LIBOR USD + 3.6875%),
05/23/2025 (a)	889,525	867,287
Senior Secured First Lien Term Loan
4.156% (1 Month LIBOR USD + 4.00%),
05/23/2025 (a)	122,813	120,305

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Food & Beverage – 1.10% – Continued
Sunshine Investments B.V., Senior Secured
First Lien Term Loan 3.515% (3 Month
LIBOR USD + 3.25%), 03/28/2025 (a)	$237,600	$233,295
		2,571,572
Healthcare – Equipment & Supplies – 1.50%
athenahealth, Inc., Senior Secured First Lien
Term Loan 4.75% (3 Month LIBOR
USD + 4.50%), 02/11/2026 (a)	650,100	642,786
Greatbatch, Ltd., Senior Secured First Lien
Term Loan 3.50% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 10/27/2022 (a)	505,363	505,125
Greenway Health, LLC, Senior Secured First
Lien Term Loan 4.75% (6 Month LIBOR
USD + 3.75%, 1.000% Floor), 02/16/2024 (a)	628,875	563,632
Milano Acquisition Corp., Senior Secured
First Lien Term Loan 4.75% (3 Month
LIBOR USD + 4.00%, 0.750% Floor),
8/17/2027 (a)	390,000	386,831
Navicure, Inc.
Senior Secured First Lien Term Loan
4.147% (1 Month LIBOR USD + 4.00%),
10/22/2026 (a)	651,725	638,558
Senior Secured First Lien Term Loan
4.75% (1 Month LIBOR USD + 4.00%,
0.750% Floor), 10/22/2026 (a)	355,000	352,781
Vizient, Inc., Senior Secured First Lien Term
Loan 2.147% (1 Month LIBOR USD + 2.00%),
05/06/2026 (a)	405,820	398,160
		3,487,873
Healthcare – Facilities – 3.77%
Acadia Healthcare Co., Inc., Senior Secured
First Lien Term Loan 2.647% (1 Month
LIBOR USD + 2.50%), 02/11/2022 (a)	872,110	866,659
AHP Health Partners, Inc., Senior Secured
First Lien Term Loan 5.50% (1 Month LIBOR
USD + 4.50%, 1.000% Floor), 06/30/2025 (a)	599,485	600,234

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Healthcare – Facilities – 3.77% – Continued
Bioscrip, Inc., Senior Secured First Lien
Term Loan 4.647% (1 Month LIBOR
USD + 4.50%), 08/06/2026 (a)	$426,775	$423,931
CHG Healthcare Services, Inc., Senior
Secured First Lien Term Loan 4.00%
(6 Month LIBOR USD + 3.00%,
1.000% Floor), 06/07/2023 (a)	532,992	525,045
Dentalcorp Perfect Smile, ULC, Senior
Secured First Lien Term Loan 4.75%
(1 Month LIBOR USD + 3.75%,
1.000% Floor), 06/06/2025 (a)	562,473	532,943
Envision Healthcare Corp., Senior Secured
First Lien Term Loan 3.906% (1 Month
LIBOR USD + 3.75%), 10/10/2025 (a)	819,981	595,659
Examworks Group, Inc.
Senior Secured First Lien Term Loan
4.25% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 07/27/2023 (a)	2,137	2,126
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 07/27/2023 (a)	820,541	816,438
Gentiva Health Services, Inc., Senior Secured
First Lien Term Loan 3.438% (1 Month
LIBOR USD + 3.25%), 07/02/2025 (a)	781,574	766,923
Global Medical Response, Inc.
Senior Secured First Lien Term Loan
4.25% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 04/28/2022 (a)	911,753	910,900
Senior Secured First Lien Term Loan
5.25% (6 Month LIBOR USD + 4.25%,
1.000% Floor), 03/14/2025 (a)	374,413	364,116
Senior Secured First Lien Term Loan
5.75% (6 Month LIBOR USD + 4.75%,
1.000% Floor), 10/02/2025 (a)	540,000	528,863
Heartland Dental, LLC, Senior Secured First
Lien Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 04/30/2025 (a)	821,770	759,681

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Healthcare – Facilities – 3.77% – Continued
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
3.897% (1 Month LIBOR USD + 3.75%),
11/14/2025 (a)	$741,339	$721,723
Team Health Holdings, Inc., Senior Secured
First Lien Term Loan 3.75% (1 Month
LIBOR USD + 2.75%, 1.000% Floor),
02/06/2024 (a)	439,421	370,518
		8,785,759
Healthcare – Life Sciences – 0.96%
Albany Molecular Research, Inc., Senior
Secured First Lien Term Loan 4.25%
(3 Month LIBOR USD + 3.25%,
1.000% Floor), 08/28/2024 (a)	375,160	371,018
Cambrex Corp., Senior Secured First Lien
Term Loan 6.00% (1 Month LIBOR
USD + 5.00%, 1.000% Floor), 12/04/2026 (a)	422,805	424,919
Jaguar Holding Co. II, Senior Secured First
Lien Term Loan 3.50% (1 Month LIBOR
USD + 2.50%, 1.000% Floor), 08/18/2022 (a)	962,524	960,464
Parexel International Corp., Senior Secured
First Lien Term Loan 2.897% (1 Month
LIBOR USD + 2.75%), 09/27/2024 (a)	506,372	487,070
		2,243,471
Healthcare – Managed Health Care – 0.52%
MPH Acquisition Holdings, LLC, Senior
Secured First Lien Term Loan 3.75%
(3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/07/2023 (a)	364,802	359,657
Verscend Holding Corp., Senior Secured First
Lien Term Loan 4.647% (1 Month LIBOR
USD + 4.50%), 08/27/2025 (a)	854,817	849,154
		1,208,811

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Healthcare – Pharmaceuticals & Biotechnology – 0.64%
Amneal Pharmaceuticals, LLC, Senior
Secured First Lien Term Loan 3.688%
(1 Month LIBOR USD + 3.50%),
05/05/2025 (a)	$388,992	$368,043
Bausch Health Cos., Inc., Senior Secured
First Lien Term Loan 3.151% (1 Month
LIBOR USD + 3.00%), 06/02/2025 (a)	690,289	677,922
RPI Intermediate Finance Trust, Senior
Secured First Lien Term Loan 1.897%
(1 Month LIBOR USD + 1.75%),
02/11/2027 (a)	458,700	457,649
		1,503,614
Industrial Machinery – 3.86%
Blount International, Inc., Senior Secured
First Lien Term Loan 4.75% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 04/12/2023 (a)	604,238	601,216
Columbus McKinnon Corp., Senior Secured
First Lien Term Loan 3.50% (3 Month LIBOR
USD + 2.50%, 1.000% Floor), 01/31/2024 (a)	375,576	374,637
CPM Holdings, Inc.
Senior Secured First Lien Term Loan
3.905% (1 Month LIBOR USD + 3.75%),
11/17/2025 (a)	589,500	555,235
Senior Secured Second Lien Term Loan
8.405% (1 Month LIBOR USD + 8.25%),
11/16/2026 (a)	275,000	252,542
EWT Holdings III Corp., Senior Secured First
Lien Term Loan 2.897% (1 Month LIBOR
USD + 2.75%), 12/20/2024 (a)	1,297,148	1,279,923
Filtration Group Corp., Senior Secured First
Lien Term Loan 3.147% (1 Month LIBOR
USD + 3.00%), 03/31/2025 (a)	1,561,272	1,534,441
Helix Acquisition Holdings, Inc., Senior
Secured First Lien Term Loan 3.97%
(3 Month LIBOR USD + 3.75%),
09/30/2024 (a)	640,124	580,912

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Industrial Machinery – 3.86% – Continued
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
3.75% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 06/27/2024 (a)	$671,620	$661,545
Pro Mach Group, Inc., Senior Secured First
Lien Term Loan 2.92% (1 Month LIBOR
USD + 2.75%), 03/07/2025 (a)	487,500	469,726
UOS, LLC, Senior Secured First Lien Term
Loan 4.401% (1 Month LIBOR USD + 4.25%),
04/18/2025 (a)	610,412	606,215
Vertical U.S. Newco, Inc., Senior Secured First
Lien Term Loan 4.567% (6 Month LIBOR
USD + 4.25%), 07/30/2027 (a)	465,000	462,012
Vertiv Group Corp., Senior Secured First Lien
Term Loan 3.157% (1 Month LIBOR
USD + 3.00%), 03/02/2027 (a)	1,248,725	1,233,428
Welbilt, Inc., Senior Secured First Lien Term
Loan 2.647% (1 Month LIBOR
USD + 2.50%), 10/23/2025 (a)	415,553	380,686
		8,992,518
Leisure – Casinos & Gaming – 3.03%
Aristocrat International Pty, Ltd., Senior
Secured First Lien Term Loan 4.75%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 10/21/2024 (a)	478,800	477,680
Caesars Resort Collection, LLC, Senior
Secured First Lien Term Loan
2.897% (1 Month LIBOR
USD + 2.75%), 12/23/2024 (a)	758,550	712,817
Golden Entertainment, Inc., Senior
Secured First Lien Term Loan 3.75%
(1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (a)	591,775	570,693

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Leisure – Casinos & Gaming – 3.03% – Continued
Golden Nugget, Inc.
Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 10/04/2023 (a)	$211,194	$189,719
Senior Secured First Lien Term Loan
3.25% (2 Month LIBOR USD + 2.50%,
0.750% Floor), 10/04/2023 (a)	247,640	222,458
GVC Holdings PLC, Senior Secured First
Lien Term Loan 3.25% (3 Month LIBOR
USD + 2.25%, 1.000% Floor), 03/29/2024 (a)	468,000	462,150
Playtika Holding Corp., Senior Secured
First Lien Term Loan 7.00% (6 Month
LIBOR USD + 6.00%, 1.000% Floor),
12/10/2024 (a)	1,286,367	1,289,911
Scientific Games International, Inc.
Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%),
08/14/2024 (a)	224,610	211,913
Senior Secured First Lien Term Loan
3.612% (6 Month LIBOR USD + 2.75%),
08/14/2024 (a)	918,151	866,248
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 3.72% (3 Month
LIBOR USD + 3.50%), 07/10/2025 (a)	1,249,749	1,249,012
Station Casinos, LLC, Senior Secured First
Lien Term Loan 2.50% (1 Month LIBOR
USD + 2.25%, 0.250% Floor), 02/08/2027 (a)	839,489	805,909
		7,058,510
Leisure – Hotels – 2.07%
Alterra Mountain Co., Senior Secured First
Lien Term Loan 2.897% (1 Month LIBOR
USD + 2.75%), 07/31/2024 (a)	1,226,123	1,187,292
Four Seasons Hotels, Ltd., Senior Secured
First Lien Term Loan 2.147% (1 Month
LIBOR USD + 2.00%), 11/30/2023 (a)	500,694	488,580

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Leisure – Hotels – 2.07% – Continued
Lakeland Tours, LLC
Senior Secured First Lien Term Loan
2.75% (1 Month LIBOR USD + 1.50%,
1.250% Floor), 01/20/2021 (a)	$1,639	$1,352
Senior Secured First Lien Term Loan
2.75% (3 Month LIBOR USD + 1.50%,
1.250% Floor), 01/20/2021 (a)	170,242	140,450
Senior Secured First Lien Term Loan
13.25% (3 Month LIBOR USD + 12.00%,
1.250% Floor), 01/20/2021 (a)	108,719	107,632
Senior Secured First Lien Term Loan
5.25% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 12/16/2024 (a)	531,924	219,419
Marriott Ownership Resorts, Inc., Senior
Secured First Lien Term Loan 1.906%
(1 Month LIBOR USD + 1.75%),
08/29/2025 (a)	679,689	654,731
SeaWorld Parks & Entertainment, Inc.,
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 04/01/2024 (a)	1,161,889	1,089,270
United PF Holdings, LLC, Senior Secured
First Lien Term Loan 4.22% (3 Month
LIBOR USD + 4.00%), 12/30/2026 (a)	1,063,025	940,776
		4,829,502
Leisure – Restaurants – 0.82%
IRB Holding Corp.
Senior Secured First Lien Term Loan
3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 02/05/2025 (a)	1,928	1,846
Senior Secured First Lien Term Loan
3.75% (6 Month LIBOR USD + 2.75%,
1.000% Floor), 02/05/2025 (a)	750,096	718,111
K-Mac Holdings Corp., Senior Secured First
Lien Term Loan 3.147% (1 Month LIBOR
USD + 3.00%), 03/14/2025 (a)	581,597	562,550

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Leisure – Restaurants – 0.82% – Continued
Tacala, LLC, Senior Secured First Lien
Term Loan 3.397% (1 Month LIBOR
USD + 3.25%), 02/05/2027 (a)	$647,208	$627,908
		1,910,415
Media – Broadcasting – 2.86%
CBS Radio, Inc., Senior Secured First Lien
Term Loan 2.645% (1 Month LIBOR
USD + 2.50%), 11/18/2024 (a)	537,279	506,608
Diamond Sports Group, LLC, Senior Secured
First Lien Term Loan 3.40% (1 Month
LIBOR USD + 3.25%), 08/24/2026 (a)	682,240	535,558
E.W. Scripps Co., Senior Secured First Lien
Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 05/01/2026 (a)	940,723	919,411
Gray Television, Inc., Senior Secured First
Lien Term Loan 2.655% (1 Month LIBOR
USD + 2.50%), 01/02/2026 (a)	446,063	439,372
Hubbard Radio, LLC, Senior Secured First
Lien Term Loan 5.25% (3 Month LIBOR
USD + 4.25%, 1.000% Floor), 03/28/2025 (a)	605,234	582,159
iHeartCommunications, Inc., Senior Secured
First Lien Term Loan 3.147% (1 Month
LIBOR USD + 3.00%), 05/01/2026 (a)	864,468	822,325
ION Media Networks, Inc., Senior Secured
First Lien Term Loan 3.188% (1 Month
LIBOR USD + 3.00%), 12/18/2024 (a)	767,250	765,094
Learfield Communications, LLC, Senior
Secured First Lien Term Loan 4.25%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (a)	577,500	496,529
Nexstar Broadcasting, Inc., Senior Secured
First Lien Term Loan 2.395% (1 Month
LIBOR USD + 2.25%), 01/17/2024 (a)	132,006	129,060
Sinclair Television Group, Inc., Senior Secured
First Lien Term Loan 2.65% (1 Month LIBOR
USD + 2.50%), 09/30/2026 (a)	935,550	915,202

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Media – Broadcasting – 2.86% – Continued
Univision Communications, Inc., Senior
Secured First Lien Term Loan 3.75%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	$570,735	$551,066
		6,662,384
Media – Cable & Satellite – 4.31%
Block Communications, Inc., Senior Secured
First Lien Term Loan 2.47% (3 Month
LIBOR USD + 2.25%), 02/25/2027 (a)	583,070	575,540
Connect U.S. Finco, LLC, Senior Secured
First Lien Term Loan 5.50% (1 Month
LIBOR USD + 4.50%, 1.000% Floor),
12/11/2026 (a)	1,243,750	1,208,775
Coral-U.S. Co-Borrower, LLC, Senior Secured
First Lien Term Loan 2.397% (1 Month
LIBOR USD + 2.25%), 01/31/2028 (a)	585,000	566,959
Maxar Technologies, Ltd., Senior Secured
First Lien Term Loan 2.90% (1 Month
LIBOR USD + 2.75%), 10/04/2024 (a)	1,025,786	989,566
Midcontinent Communications, Senior
Secured First Lien Term Loan
1.897% (1 Month LIBOR USD + 1.75%),
08/17/2026 (a)	589,050	579,478
Radiate Holdco, LLC, Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.50%, 0.750% Floor), 09/25/2026 (a)	950,000	935,422
Telenet Financing USD, LLC, Senior Secured
First Lien Term Loan 2.152% (1 Month
LIBOR USD + 2.00%), 04/28/2028 (a)	1,090,000	1,054,749
Telesat Canada, Senior Secured First Lien
Term Loan 2.90% (1 Month LIBOR
USD + 2.75%), 12/07/2026 (a)	357,300	346,581
UPC Financing Partnership
Senior Secured First Lien Term Loan
2.402% (1 Month LIBOR USD + 2.25%),
04/28/2028 (a)	765,000	740,298

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Media – Cable & Satellite – 4.31% – Continued
UPC Financing Partnership – Continued
Senior Secured First Lien Term Loan
3.757% (LIBOR USD + 3.50%),
01/19/2029 (a)(h)	$178,500	$173,859
Senior Secured First Lien Term Loan
3.757% (LIBOR USD + 3.50%),
01/19/2029 (a)(h)	178,500	173,859
Virgin Media Bristol, LLC, Senior Secured
First Lien Term Loan 2.652% (1 Month
LIBOR USD + 2.50%), 01/31/2028 (a)	1,035,000	1,006,900
WideOpenWest Finance, LLC, Senior
Secured First Lien Term Loan 4.25%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/18/2023 (a)	1,267,739	1,252,190
Xplornet Communications, Inc., Senior
Secured First Lien Term Loan 4.897%
(1 Month LIBOR USD + 4.75%),
06/10/2027 (a)	457,853	450,987
		10,055,163
Media – Diversified – 3.40%
ABG Intermediate Holdings 2, LLC, Senior
Secured First Lien Term Loan 4.50%
(3 Month LIBOR USD + 3.50%,
1.000% Floor), 09/27/2024 (a)	2,341,201	2,297,924
Ancestry.com Operations, Inc., Senior Secured
First Lien Term Loan 4.396% (1 Month
LIBOR USD + 4.25%), 08/27/2026 (a)	2,308,598	2,309,003
Catalina Marketing Corp., Senior Secured First
Lien Term Loan 2.00% (1 Month LIBOR
USD + 1.00%, 1.000% Floor), 08/15/2023 (a)	169,316	31,112
Harland Clarke Holdings Corp., Senior Secured
First Lien Term Loan 5.75% (3 Month LIBOR
USD + 4.75%, 1.000% Floor), 11/03/2023 (a)	680,572	562,877
Match Group, Inc., Senior Secured First Lien
Term Loan 2.004% (3 Month LIBOR
USD + 1.75%), 02/15/2027 (a)	575,000	566,016

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Media – Diversified – 3.40% – Continued
Meredith Corp., Senior Secured First Lien
Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 01/31/2025 (a)	$795,764	$769,532
Nielsen Finance, LLC, Senior Secured First
Lien Term Loan 4.75% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 06/04/2025 (a)	748,125	749,247
Red Ventures, LLC, Senior Secured First Lien
Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 11/08/2024 (a)	672,112	647,243
		7,932,954
Media – Entertainment – 3.45%
CDS Canada 4, L.P., Senior Secured First
Lien Term Loan 5.00% (1 Month LIBOR
USD + 4.00%, 1.000% Floor), 06/03/2021 (a)	150,163	159,173
CDS U.S. Intermediate Holdings, Inc., Senior
Secured First Lien Term Loan 6.50%
(3 Month LIBOR USD + 5.50%,
1.000% Floor), 07/08/2022 (a)(i)	1,026,530	505,243
Creative Artists Agency, LLC, Senior Secured
First Lien Term Loan 3.897% (1 Month
LIBOR USD + 3.75%), 11/26/2026 (a)	831,715	801,669
Crown Finance U.S., Inc., Senior Secured
First Lien Term Loan 2.519% (6 Month
LIBOR USD + 2.25%), 02/28/2025 (a)	706,093	475,091
Lions Gate Capital Holdings, LLC, Senior
Secured First Lien Term Loan 2.397%
(1 Month LIBOR USD + 2.25%),
03/24/2025 (a)	443,549	429,133
Metro-Goldwyn-Mayer, Inc., Senior Secured
Second Lien Term Loan 5.50% (1 Month
LIBOR USD + 4.50%, 1.000% Floor),
07/03/2026 (a)	635,000	618,331
NAI Entertainment Holdings, LLC, Senior
Secured First Lien Term Loan 3.50%
(1 Month LIBOR USD + 2.50%,
1.000% Floor), 05/08/2025 (a)	515,973	474,696

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Media – Entertainment – 3.45% – Continued
Nascar Holdings, LLC, Senior Secured First
Lien Term Loan 2.895% (1 Month LIBOR
USD + 2.75%), 10/19/2026 (a)	$723,323	$708,104
UFC Holdings, LLC, Senior Secured First
Lien Term Loan 4.25% (6 Month
LIBOR USD + 3.25%, 1.000% Floor),
04/29/2026 (a)	1,514,046	1,491,812
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	2,258,311	1,944,034
WMG Acquisition Corp., Senior Secured
First Lien Term Loan 2.272% (1 Month
LIBOR USD + 2.125%), 11/01/2023 (a)	434,744	428,012
		8,035,298
Metals & Mining – 0.32%
GrafTech Finance, Inc., Senior Secured First
Lien Term Loan 4.50% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 02/12/2025 (a)	754,550	747,948

Midstream – Storage & Transport – 1.42%
Brazos Delaware II, LLC, Senior Secured First
Lien Term Loan 4.156% (1 Month LIBOR
USD + 4.00%), 05/21/2025 (a)	395,852	302,403
Buckeye Partners, L.P., Senior Secured First
Lien Term Loan 2.897% (1 Month LIBOR
USD + 2.75%), 11/02/2026 (a)	691,525	680,001
Lower Cadence Holdings, LLC, Senior Secured
First Lien Term Loan 4.147% (1 Month LIBOR
USD + 4.00%), 05/22/2026 (a)	652,852	606,010
Lucid Energy Group II Borrower, LLC,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/18/2025 (a)	452,862	416,633

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Midstream – Storage & Transport – 1.42% – Continued
Northriver Midstream Finance, L.P., Senior
Secured First Lien Term Loan 3.546%
(3 Month LIBOR USD + 3.25%),
10/01/2025 (a)	$739,900	$718,107
Traverse Midstream Partners, LLC, Senior
Secured First Lien Term Loan 5.00%
(1 Month LIBOR USD + 4.00%,
1.000% Floor), 09/27/2024 (a)	638,621	591,123
		3,314,277
Oil & Gas – E&P – 0.10%
California Resources Corp., Senior Secured
First Lien Term Loan 5.75% (1 Month
LIBOR USD + 4.75%, 1.000% Floor),
12/30/2022 (a)(i)	630,000	236,949

Oil & Gas – Equipment & Services – 0.15%
U.S. Silica Co., Senior Secured First Lien Term
Loan 5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 05/01/2025 (a)	409,458	345,351

Packaging – 2.56%
Ball Metalpack Finco, LLC, Senior Secured
First Lien Term Loan 4.756% (3 Month
LIBOR USD + 4.50%), 07/31/2025 (a)	735,593	710,583
Berry Global, Inc., Senior Secured First Lien
Term Loan 2.156% (1 Month LIBOR
USD + 2.00%), 07/01/2026 (a)	809,750	788,094
Flex Acquisition Co., Inc., Senior Secured
First Lien Term Loan 3.546% (3 Month
LIBOR USD + 3.25%), 06/30/2025 (a)	586,155	570,320
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
3.523% (3 Month LIBOR USD + 3.25%),
04/03/2024 (a)	1,072,031	1,010,169
Pregis Topco, LLC, Senior Secured First
Lien Term Loan 3.897% (1 Month LIBOR
USD + 3.75%), 07/31/2026 (a)	540,913	534,354

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Packaging – 2.56% – Continued
Reynolds Consumer Products, LLC,
Senior Secured First Lien Term Loan
1.897% (1 Month LIBOR USD + 1.75%),
02/04/2027 (a)	$591,849	$585,117
Reynolds Group Holdings, Inc.,
Senior Secured First Lien Term Loan
2.906% (1 Month LIBOR USD + 2.75%),
02/06/2023 (a)	477,394	472,711
Sabert Corp., Senior Secured First Lien Term
Loan 5.50% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 12/10/2026 (a)	566,920	559,363
TricorBraun Holdings, Inc., Senior
Secured First Lien Term Loan 4.75%
(3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (a)	735,103	728,671
		5,959,382
Retail – Food & Drug – 0.70%
BJ’s Wholesale Club, Inc., Senior Secured
First Lien Term Loan 2.151% (1 Month
LIBOR USD + 2.00%), 02/02/2024 (a)	1,116,832	1,099,443
JP Intermediate B, LLC, Senior Secured
First Lien Term Loan 6.50% (3 Month
LIBOR USD + 5.50%, 1.000% Floor),
11/20/2025 (a)	597,204	527,405
		1,626,848
Retailing – 2.27%
Bass Pro Group, LLC, Senior Secured First
Lien Term Loan 5.75% (6 Month LIBOR
USD + 5.00%, 0.750% Floor), 09/25/2024 (a)	774,843	769,520
Belron Finance U.S., LLC, Senior Secured
First Lien Term Loan 2.742% (3 Month
LIBOR USD + 2.50%), 11/07/2024 (a)	602,950	596,544
Harbor Freight Tools U.S.A., Inc., Senior
Secured First Lien Term Loan 3.25%
(1 Month LIBOR USD + 2.50%,
0.750% Floor), 08/18/2023 (a)	588,006	580,609

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Retailing – 2.27% – Continued
Hoya Midco, LLC, Senior Secured First Lien Term
Loan 4.50% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 06/28/2024 (a)	$969,507	$838,624
Jo-Ann Stores, LLC, Senior Secured First
Lien Term Loan 6.00% (6 Month LIBOR
USD + 5.00%, 1.000% Floor), 10/20/2023 (a)	415,032	358,615
Michaels Stores, Inc.
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 01/30/2023 (a)	490,777	490,408
Senior Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.50%,
0.750% Floor), 10/01/2027 (a)	755,892	738,884
Pug, LLC, Senior Secured First Lien Term
Loan 3.656% (1 Month LIBOR
USD + 3.50%), 02/12/2027 (a)	932,950	827,993
Sally Holdings, LLC, Senior Secured First
Lien Term Loan 2.40% (1 Month LIBOR
USD + 2.25%), 07/05/2024 (a)	97,436	94,513
		5,295,710
Technology – Software & Services – 11.71%
Access CIG, LLC,
Senior Secured First Lien Term Loan
3.906% (1 Month LIBOR USD + 3.75%),
02/27/2025 (a)	1,258,820	1,234,631
Senior Secured Second Lien Term Loan
7.906% (1 Month LIBOR USD + 7.75%),
02/27/2026 (a)	315,000	299,250
Barracuda Networks, Inc., Senior Secured
First Lien Term Loan 4.25% (3 Month
LIBOR USD + 3.25%, 1.000% Floor),
02/12/2025 (a)	1,072,713	1,065,006
Boxer Parent Co., Inc., Senior Secured
First Lien Term Loan 4.397% (1 Month
LIBOR USD + 4.25%), 10/02/2025 (a)	340,000	330,920

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Technology – Software & Services – 11.71% – Continued
Buzz Merger Sub, Ltd., Senior Secured First
Lien Term Loan 2.897% (1 Month LIBOR
USD + 2.75%), 01/29/2027 (a)	$626,850	$615,097
Cardtronics U.S.A., Inc., Senior Secured First
Lien Term Loan 5.00% (1 Month LIBOR
USD + 4.00%, 1.000% Floor), 06/29/2027 (a)	543,638	543,638
Castle U.S. Holding Corp., Senior Secured
First Lien Term Loan 3.97% (3 Month
LIBOR USD + 3.75%), 01/29/2027 (a)	1,175,083	1,132,910
Dawn Acquisition, LLC, Senior Secured First
Lien Term Loan 3.97% (3 Month LIBOR
USD + 3.75%), 12/31/2025 (a)	495,086	446,350
DCert Buyer, Inc., Senior Secured First Lien
Term Loan 4.147% (1 Month LIBOR
USD + 4.00%), 10/16/2026 (a)	850,725	842,086
Dynatrace, LLC, Senior Secured First Lien
Term Loan 2.397% (1 Month LIBOR
USD + 2.25%), 08/22/2025 (a)	585,208	577,161
EagleView Technology Corp., Senior Secured
First Lien Term Loan 3.756% (3 Month
LIBOR USD + 3.50%), 08/14/2025 (a)	874,425	848,083
EVO Payments International, LLC, Senior
Secured First Lien Term Loan 3.40%
(1 Month LIBOR USD + 3.25%),
12/22/2023 (a)	1,088,239	1,077,765
GlobalLogic Holdings, Inc.
Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%),
08/01/2025 (a)	496,253	484,467
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.75%,
0.750% Floor), 09/14/2027 (a)	595,588	592,610
GoDaddy Operating Co., LLC, Senior Secured
First Lien Term Loan 2.647% (1 Month
LIBOR USD + 2.50%), 08/10/2027 (a)	510,720	504,336

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Technology – Software & Services – 11.71% – Continued
Hyland Software, Inc., Senior Secured
First Lien Term Loan 4.00% (1 Month
LIBOR USD + 3.25%, 0.750% Floor),
07/01/2024 (a)	$590,000	$587,788
Informatica, LLC,
Senior Secured Second Lien Term Loan
7.125%, 02/25/2025	297,000	302,446
Senior Secured First Lien Term Loan
3.397% (1 Month LIBOR USD + 3.25%),
02/25/2027 (a)	1,086,540	1,066,510
Intrado Corp.
Senior Secured First Lien Term Loan
4.50% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (a)	261,322	237,386
Senior Secured First Lien Term Loan
5.00% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (a)	826,578	753,587
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 06/21/2024 (a)	109,139	104,296
Merrill Communications, LLC, Senior
Secured First Lien Term Loan 6.195%
(6 Month LIBOR USD + 5.00%,
1.000% Floor), 10/05/2026 (a)	511,138	503,154
Moneygram International, Inc., Senior
Secured First Lien Term Loan 7.00%
(6 Month LIBOR USD + 6.00%,
1.000% Floor), 06/30/2023 (a)	898,270	879,968
NAB Holdings, LLC, Senior Secured First
Lien Term Loan 4.00% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 07/01/2024 (a)	485,063	469,298
Optiv Security, Inc., Senior Secured First
Lien Term Loan 4.25% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 02/01/2024 (a)	583,153	515,799
Presidio Holdings, Inc., Senior Secured First
Lien Term Loan 3.77% (3 Month LIBOR
USD + 3.50%), 01/22/2027 (a)	739,148	731,298

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Technology – Software & Services – 11.71% – Continued
Project Alpha Intermediate Holding, Inc.
Senior Secured First Lien Term Loan 4.50%
(6 Month LIBOR USD + 3.50%,
1.000% Floor), 04/26/2024 (a)	$774,000	$762,874
Senior Secured First Lien Term Loan
4.52% (6 Month LIBOR USD + 4.25%),
04/26/2024 (a)	533,250	529,251
ProQuest, LLC, Senior Secured First Lien
Term Loan 3.647% (1 Month LIBOR
USD + 3.50%), 10/23/2026 (a)	391,598	388,025
Rackspace Hosting, Inc., Senior Secured
First Lien Term Loan 4.00% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 11/03/2023 (a)	673,237	662,300
Rocket Software, Inc., Senior Secured First
Lien Term Loan 4.406% (1 Month LIBOR
USD + 4.25%), 11/28/2025 (a)	611,058	600,902
Seattle SpinCo, Inc., Senior Secured First
Lien Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 06/21/2024 (a)	737,041	704,334
Severin Acquisition, LLC, Senior Secured First
Lien Term Loan 3.406% (1 Month LIBOR
USD + 3.25%), 08/01/2025 (a)	371,167	361,424
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 2.897% (1 Month
LIBOR USD + 2.75%), 02/05/2024 (a)	1,579,935	1,553,991
Solera, LLC, Senior Secured First Lien Term
Loan 2.938% (2 Month LIBOR USD + 2.75%),
03/03/2023 (a)	757,151	744,427
TIBCO Software, Inc.
Senior Secured First Lien Term Loan
3.90% (1 Month LIBOR USD + 3.75%),
06/30/2026 (a)	1,116,687	1,092,957
Senior Secured Second Lien Term Loan
7.40% (1 Month LIBOR USD + 7.25%),
03/03/2028 (a)	263,000	258,891
TierPoint, LLC, Senior Secured First Lien Term
Loan 4.75% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 05/06/2024 (a)	444,019	433,646

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Technology – Software & Services – 11.71% – Continued
Ultimate Software Group
Senior Secured First Lien Term Loan
3.897% (1 Month LIBOR USD + 3.75%),
05/04/2026 (a)	$741,510	$736,464
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 4.00%,
0.750% Floor), 05/04/2026 (a)	226,000	225,775
VM Consolidated, Inc., Senior Secured First
Lien Term Loan 3.558% (3 Month LIBOR
USD + 3.25%), 02/28/2025 (a)	586,333	575,339
VS Buyer, LLC, Senior Secured First Lien
Term Loan 3.397% (1 Month LIBOR
USD + 3.25%), 02/26/2027 (a)	937,290	925,574
		27,302,014
Technology Hardware – 1.37%
Avaya, Inc., Senior Secured First Lien Term
Loan 4.401% (1 Month LIBOR
USD + 4.25%), 12/16/2024 (a)	64,247	64,016
Celestica, Inc., Senior Secured First Lien
Term Loan 2.27% (1 Month LIBOR
USD + 2.125%), 06/27/2025 (a)	527,455	516,906
CommScope, Inc., Senior Secured First Lien
Term Loan 3.397% (1 Month LIBOR
USD + 3.25%), 04/06/2026 (a)	638,550	624,013
Microchip Technology, Inc., Senior Secured
First Lien Term Loan 2.15% (1 Month
LIBOR USD + 2.00%), 05/29/2025 (a)	321,421	321,020
MLN U.S. HoldCo, LLC, Senior Secured First
Lien Term Loan 4.656% (1 Month LIBOR
USD + 4.50%), 11/28/2025 (a)	977,588	840,115
MTS Systems Corp., Senior Secured First
Lien Term Loan 4.00% (1 Month LIBOR
USD + 3.25%, 0.750% Floor), 07/05/2023 (a)	336,351	333,829
Plantronics, Inc., Senior Secured First Lien
Term Loan 2.647% (1 Month LIBOR
USD + 2.50%), 07/02/2025 (a)	517,134	487,236
		3,187,135

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Telecommunication Services – Diversified – 3.80%
Altice Financing S.A., Senior Secured First
Lien Term Loan 2.902% (1 Month LIBOR
USD + 2.75%), 07/15/2025 (a)	$539,455	$516,819
CenturyLink, Inc., Senior Secured First Lien
Term Loan 2.397% (1 Month LIBOR
USD + 2.25%), 03/15/2027 (a)	840,568	809,425
Consolidated Communications, Inc.
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/05/2023 (a)	1,218,221	1,208,324
Senior Secured First Lien Term Loan
5.75% (1 Month LIBOR USD + 4.75%,
1.000% Floor), 10/04/2027 (a)	640,000	634,800
Flexential Intermediate Corp., Senior Secured
First Lien Term Loan 3.72% (3 Month
LIBOR USD + 3.50%), 08/01/2024 (a)	762,402	657,571
Hargray Communications Group, Inc.,
Senior Secured First Lien Term Loan
4.00% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 05/16/2024 (a)	788,513	785,556
Masergy Holdings, Inc., Senior Secured First
Lien Term Loan 4.25% (3 Month LIBOR
USD + 3.25%, 1.000% Floor), 12/15/2023 (a)	481,158	472,136
MTN Infrastructure TopCo, Inc., Senior
Secured First Lien Term Loan 4.00%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/15/2024 (a)	438,750	432,498
Northwest Fiber, LLC, Senior Secured First
Lien Term Loan 5.656% (1 Month LIBOR
USD + 5.50%), 04/30/2027 (a)	625,433	626,214
Numericable U.S., LLC, Senior Secured First
Lien Term Loan 4.152% (1 Month LIBOR
USD + 4.00%), 08/14/2026 (a)	565,234	551,152
Zayo Group Holdings, Inc., Senior Secured
First Lien Term Loan 3.147% (1 Month
LIBOR USD + 3.00%), 03/09/2027 (a)	1,383,050	1,345,264

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 81.23% – Continued

Telecommunication Services – Diversified – 3.80% – Continued
Ziggo Financing Partnership, Senior Secured
First Lien Term Loan 2.652% (1 Month
LIBOR USD + 2.50%), 04/28/2028 (a)	$845,000	$815,425
		8,855,184
Telecommunication Services – Wireless – 0.49%
LCPR Loan Financing, LLC, Senior Secured
First Lien Term Loan 5.152% (1 Month
LIBOR USD + 5.00%), 10/15/2026 (a)	535,000	535,225
T-Mobile U.S.A., Inc., Senior Secured First
Lien Term Loan 3.147% (1 Month LIBOR
USD + 3.00%), 04/01/2027 (a)	603,488	603,756
		1,138,981
Transportation – 0.31%
PODS, LLC, Senior Secured First Lien Term
Loan 3.75% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 12/06/2024 (a)	747,692	733,987

Utilities – Power – 0.67%
Calpine Construction Finance Co., L.P.,
Senior Secured First Lien Term Loan
2.147% (1 Month LIBOR USD + 2.00%),
01/15/2025 (a)	852,967	828,231
Frontera Generation Holdings, LLC, Senior
Secured First Lien Term Loan 5.25%
(3 Month LIBOR USD + 4.25%,
1.000% Floor), 05/02/2025 (a)	615,825	213,691
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	558,304	484,706
Senior Secured First Lien Term Loan
4.75% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (a)	31,489	27,338
		1,553,966
TOTAL BANK LOANS
(Cost $196,756,063)		189,362,459

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.99% (f)

Aerospace & Defense – 0.28%
Moog, Inc. 4.25%, 12/15/2027 (g)	$640,000	$655,232

Automotive – 0.49%
Ford Motor Co.
8.50%, 04/21/2023	515,000	562,171
9.00%, 04/22/2025	505,000	579,637
		1,141,808
Commercial Services – 0.80%
Garda World Security Corp. 4.625%,
02/15/2027 (c)(g)	1,200,000	1,209,000
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 5.75%, 06/01/2025 (g)	625,000	657,031
		1,866,031
Construction & Engineering – 0.28%
Pike Corp. 5.50%, 09/01/2028 (g)	638,000	643,943

Environmental Services – 0.25%
GFL Environmental, Inc.
7.00%, 06/01/2026 (c)(g)	250,000	264,019
Stericycle, Inc. 5.375%, 07/15/2024 (g)	295,000	307,080
		571,099
Financials – Thrifts & Mortgages – 0.29%
Quicken Loans, LLC / Quicken Loans
Co-Issuer, Inc.
3.625%, 03/01/2029 (g)	280,000	278,075
3.875%, 03/01/2031 (g)	400,000	396,000
		674,075
Healthcare – Equipment & Supplies – 0.57%
Change Healthcare Holdings, LLC / Change
Healthcare Finance, Inc.
5.75%, 03/01/2025 (g)	1,315,000	1,335,448

Healthcare – Facilities – 0.75%
LifePoint Health, Inc. 4.375%, 02/15/2027 (g)	370,000	371,388

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.99% (f) – Continued

Healthcare – Facilities – 0.75% – Continued
Tenet Healthcare Corp.
7.50%, 04/01/2025 (g)	$189,000	$203,442
5.125%, 05/01/2025	555,000	560,855
4.625%, 06/15/2028 (g)	600,000	609,765
		1,745,450
Healthcare – Life Sciences – 0.62%
Avantor Funding, Inc.
4.625%, 07/15/2028 (g)	740,000	768,675
Avantor, Inc. 6.00%, 10/01/2024 (g)	650,000	680,062
		1,448,737
Healthcare – Managed Health Care – 0.24%
MPH Acquisition Holdings, LLC
7.125%, 06/01/2024 (g)	550,000	565,730

Healthcare – Pharmaceuticals
& Biotechnology – 0.56%
Bausch Health Cos., Inc.
6.125%, 04/15/2025 (c)(g)	500,000	512,375
5.50%, 11/01/2025 (c)(g)	775,000	796,119
		1,308,494
Healthcare – Reits – 0.38%
Diversified Healthcare Trust
9.75%, 06/15/2025	800,000	890,912

Industrial Machinery – 0.46%
WESCO Distribution, Inc.
7.125%, 06/15/2025 (g)	490,000	534,406
7.25%, 06/15/2028 (g)	490,000	537,569
		1,071,975
Leisure – Casinos & Gaming – 1.58%
Boyd Gaming Corp.
8.625%, 06/01/2025 (g)	245,000	268,895
4.75%, 12/01/2027	610,000	599,819

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.99% (f) – Continued

Leisure – Casinos & Gaming – 1.58% – Continued
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (g)	$885,000	$926,153
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (g)	1,145,000	1,135,703
3.75%, 02/15/2027 (g)	750,000	738,750
		3,669,320
Leisure – Hotels – 0.50%
Hilton Domestic Operating Co., Inc.
5.375%, 05/01/2025 (g)	155,000	162,022
5.75%, 05/01/2028 (g)	155,000	163,622
Hyatt Hotels Corp. 5.375%, 04/23/2025	285,000	307,185
Wyndham Destinations, Inc.
4.625%, 03/01/2030 (g)	560,000	541,362
		1,174,191
Media – Broadcasting – 0.54%
Cumulus Media New Holdings, Inc.
6.75%, 07/01/2026 (g)	485,000	449,457
Univision Communications, Inc.
6.625%, 06/01/2027 (g)	815,000	797,681
		1,247,138
Media – Cable & Satellite – 2.70%
Block Communications, Inc.
4.875%, 03/01/2028 (g)	960,000	981,451
DISH DBS Corp.
6.75%, 06/01/2021	1,215,000	1,246,590
5.875%, 07/15/2022	1,450,000	1,509,450
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	575,000	597,281
5.25%, 08/01/2026	1,150,000	1,226,728
6.625%, 08/01/2026	675,000	732,888
		6,294,388
Media – Diversified – 0.37%
Match Group Holdings II, LLC
4.625%, 06/01/2028 (g)	840,000	866,775

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 13.99% (f) – Continued

Reits – 0.27%
GEO Group, Inc. 5.125%, 04/01/2023	$780,000	$636,188

Retail – Food & Drug – 0.21%
U.S. Foods, Inc. 6.25%, 04/15/2025 (g)	465,000	492,940

Retailing – 0.48%
QVC, Inc.
4.85%, 04/01/2024	730,000	766,573
4.75%, 02/15/2027	350,000	360,176
		1,126,749
Technology – Software & Services – 0.44%
Boxer Parent Co., Inc.
7.125%, 10/02/2025 (g)	385,000	411,758
Presidio Holdings, Inc.
4.875%, 02/01/2027 (g)	600,000	607,032
		1,018,790
Technology Hardware – 0.35%
Dell International, LLC / EMC Corp.
5.85%, 07/15/2025 (g)	220,000	256,771
Diebold Nixdorf, Inc. 9.375%, 07/15/2025 (g)	530,000	560,475
		817,246
Telecommunication Services – Diversified – 0.58%
CenturyLink, Inc. 6.75%, 12/01/2023	1,225,000	1,345,969
TOTAL CORPORATE BONDS
(Cost $31,940,259)		32,608,628

	Shares
EQUITIES – 0.02%

Media – Broadcasting – 0.02%
Cumulus Media, Inc. (b)	8,437	45,307

Media – Diversified – 0.00%
Pacifico, Inc. (b)(e)	2,592	2,560
TOTAL EQUITIES
(Cost $192,911)		47,867

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

		Fair
	Shares	Value
MONEY MARKET FUND – 4.14%
First American Government
Obligations Fund – Class X, 0.07% (d)	9,665,103	$9,665,103
TOTAL MONEY MARKET FUND
(Cost $9,665,103)		9,665,103
Total Investments (Cost $238,554,336) – 99.38%		231,684,057
Other Assets in Excess of Liabilities – 0.62%		1,434,788
TOTAL NET ASSETS – 100.00%		$233,118,845

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2020.
(b)	Non-income producing security.
(c)	U.S. traded security of a foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2020.
(e)	Value determined using significant unobservable inputs.
(f)	All or a portion is posted as collateral for delayed settlement securities.
(g)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2020, the value of these investments was $20,686,206 or 8.87% of total net assets.

(h)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and/or spread information may not be presented.
(i)	Security is in default.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2020 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Dell International, LLC / EMC Corp. 7.125%, 6/15/2024	1.98%
Nielsen Finance, LLC / Nielsen Finance Co. 5.00%, 4/15/2022	1.87%
CCO Holdings, LLC / CCO Holdings Capital Corp. 5.375%, 5/1/2025	1.75%
Altice France SA/France 7.375%, 5/1/2026	1.32%
Hughes Satellite Systems Corp. 7.625%, 6/15/2021	1.17%
International Game Technology PLC 6.25%, 2/15/2022	1.15%
Stars Group Holdings B.V. / Stars Group U.S. Co-Borrower, LLC
7.00%, 7/15/2026	1.14%
DISH DBS Corp. 6.75%, 6/1/2021	1.10%
T-Mobile U.S.A., Inc. 6.00%, 3/1/2023	1.07%
Quebecor Media, Inc. 5.75%, 1/15/2023	1.03%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude the money market fund. The percentages are of total net assets as of September 30, 2020.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f)

Aerospace & Defense – 1.12%
Howmet Aerospace, Inc.
5.125%, 10/01/2024	$875,000	$928,594
TransDigm, Inc.
6.50%, 07/15/2024	5,785,000	5,784,653
8.00%, 12/15/2025 (c)	390,000	424,515
Triumph Group, Inc. 6.25%, 09/15/2024 (c)	1,516,000	1,293,178
		8,430,940
Auto Retail – 0.72%
Penske Automotive Group, Inc.
5.75%, 10/01/2022	1,879,000	1,879,000
5.375%, 12/01/2024	1,390,000	1,416,625
3.50%, 09/01/2025	2,150,000	2,145,270
		5,440,895
Automotive – 4.99%
Adient U.S., LLC 9.00%, 04/15/2025 (c)	1,605,000	1,772,522
Allison Transmission, Inc.
5.00%, 10/01/2024 (c)	4,823,000	4,880,562
Dana Financing Luxembourg S.A.R.L.
5.75%, 04/15/2025 (b)(c)	605,000	620,503
Dana, Inc. 5.50%, 12/15/2024	2,890,000	2,955,025
Ford Motor Co.
8.50%, 04/21/2023	2,965,000	3,236,579
9.00%, 04/22/2025	359,000	412,059
Ford Motor Credit Co., LLC
5.75%, 02/01/2021	1,005,000	1,013,794
3.35%, 11/01/2022	1,475,000	1,454,881
1.515% (3 Month LIBOR
USD + 1.235%), 02/15/2023 (a)	1,300,000	1,196,661
3.81%, 01/09/2024	750,000	743,906
3.664%, 09/08/2024	2,660,000	2,607,598
4.063%, 11/01/2024	1,750,000	1,751,269
5.125%, 06/16/2025	625,000	645,312
Goodyear Tire & Rubber Co.
5.125%, 11/15/2023	3,100,000	3,105,812
9.50%, 05/31/2025	3,120,000	3,391,050

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Automotive – 4.99% – Continued
Meritor, Inc.
6.25%, 02/15/2024	$2,725,000	$2,789,433
6.25%, 06/01/2025 (c)	1,870,000	1,958,825
Navistar International Corp.
9.50%, 05/01/2025 (c)	805,000	908,559
6.625%, 11/01/2025 (c)	1,975,000	2,023,141
		37,467,491
Building Products – 0.63%
American Builders & Contractors
Supply Co., Inc. 5.875%, 05/15/2026 (c)	380,000	394,963
Summit Materials, LLC / Summit Materials
Finance Corp. 5.125%, 06/01/2025 (c)	2,692,000	2,738,827
United Rentals North America, Inc.
5.875%, 09/15/2026	1,510,000	1,592,846
		4,726,636
Chemicals – 3.27%
Avient Corp. 5.75%, 05/15/2025 (c)	2,030,000	2,154,338
Axalta Coating Systems, LLC
4.875%, 08/15/2024 (c)	3,937,000	4,021,075
Blue Cube Spinco, LLC
9.75%, 10/15/2023	3,840,000	3,969,600
10.00%, 10/15/2025	2,164,000	2,292,487
Methanex Corp.
5.25%, 03/01/2022 (b)	1,700,000	1,802,850
4.25%, 12/01/2024 (b)	2,140,000	2,153,375
NOVA Chemicals Corp.
5.25%, 08/01/2023 (b)(c)	1,305,000	1,289,490
OCI N.V.
6.625%, 04/15/2023 (b)(c)	4,561,000	4,721,775
5.25%, 11/01/2024 (b)(c)	1,875,000	1,940,297
Olin Corp. 9.50%, 06/01/2025 (c)	167,000	194,864
		24,540,151
Commercial Services – 1.78%
Aramark Services, Inc.
6.375%, 05/01/2025 (c)	1,185,000	1,235,866

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Commercial Services – 1.78% – Continued
KAR Auction Services, Inc.
5.125%, 06/01/2025 (c)	$3,331,000	$3,335,097
Tempo Acquisition, LLC /
Tempo Acquisition Finance Corp.
5.75%, 06/01/2025 (c)	1,805,000	1,897,506
6.75%, 06/01/2025 (c)	6,778,000	6,930,404
		13,398,873
Construction & Engineering – 0.34%
Picasso Finance Sub, Inc.
6.125%, 06/15/2025 (c)	2,345,000	2,529,294

Consumer Discretionary – 1.63%
Hanesbrands, Inc. 5.375%, 05/15/2025 (c)	1,700,000	1,795,625
Levi Strauss & Co. 5.00%, 05/01/2025	3,918,000	4,015,950
Newell Brands, Inc. 4.875%, 06/01/2025	1,325,000	1,431,000
PVH Corp. 4.625%, 07/10/2025 (c)	2,915,000	3,042,531
ServiceMaster Co., LLC
5.125%, 11/15/2024 (c)	1,925,000	1,973,125
		12,258,231
Consumer Non-Discretionary – 2.12%
Central Garden & Pet Co.
6.125%, 11/15/2023	2,551,000	2,608,130
Prestige Brands, Inc.
6.375%, 03/01/2024 (c)	5,315,000	5,457,840
Spectrum Brands, Inc.
6.125%, 12/15/2024	1,452,000	1,496,467
5.75%, 07/15/2025	1,933,000	1,997,756
Valvoline, Inc. 4.375%, 08/15/2025	4,198,000	4,326,564
		15,886,757
Environmental Services – 1.75%
Advanced Disposal Services, Inc.
5.625%, 11/15/2024 (c)	2,960,000	3,063,289
Covanta Holding Corp.
5.875%, 07/01/2025	2,500,000	2,593,487

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Environmental Services – 1.75% – Continued
GFL Environmental, Inc.
3.75%, 08/01/2025 (b)(c)	$1,850,000	$1,863,690
7.00%, 06/01/2026 (b)(c)	3,255,000	3,437,524
Stericycle, Inc. 5.375%, 07/15/2024 (c)	2,109,000	2,195,364
		13,153,354
Financials – Banks – 0.48%
CIT Group, Inc.
5.00%, 08/01/2023	1,250,000	1,299,219
3.929% (SOFR + 3.827%), 06/19/2024	2,289,000	2,309,715
		3,608,934
Financials – Consumer Finance – 2.46%
Ally Financial, Inc.
4.625%, 05/19/2022	1,467,000	1,541,961
5.75%, 11/20/2025	2,970,000	3,335,084
goeasy, Ltd. 5.375%, 12/01/2024 (b)(c)	1,830,000	1,856,498
Navient Corp.
6.625%, 07/26/2021	390,000	396,581
7.25%, 01/25/2022	3,171,000	3,256,221
6.50%, 06/15/2022	3,696,000	3,779,160
5.50%, 01/25/2023	1,840,000	1,857,443
7.25%, 09/25/2023	925,000	956,797
OneMain Finance Corp.
6.125%, 05/15/2022	475,000	494,000
8.875%, 06/01/2025	885,000	981,775
		18,455,520
Financials – Diversified – 1.57%
DAE Funding, LLC
5.75%, 11/15/2023 (c)	820,000	829,225
5.00%, 08/01/2024 (c)	799,000	807,070
Ladder Capital Finance Holdings, LLLP /
Ladder Capital Finance Corp.
5.875%, 08/01/2021 (c)	938,000	940,228
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022 (b)(c)	1,155,000	1,160,183

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Financials – Diversified – 1.57% – Continued
Refinitiv U.S. Holdings, Inc.
6.25%, 05/15/2026 (c)	$5,260,000	$5,638,062
Starwood Property Trust, Inc.
3.625%, 02/01/2021	1,775,000	1,780,192
3.625%, 02/01/2021 (c)	645,000	646,887
		11,801,847
Financials – Insurance – 0.24%
Acrisure, LLC / Acrisure Finance, Inc.
8.125%, 02/15/2024 (c)	1,719,000	1,804,512

Financials – Thrifts & Mortgages – 0.80%
PennyMac Financial Services, Inc.
5.375%, 10/15/2025 (c)	2,935,000	2,975,356
Quicken Loans, LLC 5.75%, 05/01/2025 (c)	2,950,000	3,038,500
		6,013,856
Food & Beverage – 1.27%
B&G Foods, Inc. 5.25%, 04/01/2025	2,433,000	2,502,341
Cott Holdings, Inc. 5.50%, 04/01/2025 (c)	4,305,000	4,418,006
Post Holdings, Inc. 5.00%, 08/15/2026 (c)	444,000	455,870
TreeHouse Foods, Inc. 6.00%, 02/15/2024 (c)	2,136,000	2,194,964
		9,571,181
Healthcare – Equipment & Supplies – 1.22%
Change Healthcare Holdings, LLC /
Change Healthcare Finance, Inc.
5.75%, 03/01/2025 (c)	5,500,000	5,585,525
Hill-Rom Holdings, Inc.
5.00%, 02/15/2025 (c)	2,811,000	2,897,087
Hologic, Inc. 4.375%, 10/15/2025 (c)	655,000	670,065
		9,152,677
Healthcare – Facilities – 3.58%
Acadia Healthcare Co., Inc.
5.625%, 02/15/2023	1,425,000	1,437,618
6.50%, 03/01/2024	3,756,000	3,868,286
AMN Healthcare, Inc.
5.125%, 10/01/2024 (c)	3,985,000	4,094,169

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Healthcare – Facilities – 3.58% – Continued
Encompass Health Corp.
5.75%, 11/01/2024	$6,045,000	$6,065,402
LifePoint Health, Inc.
6.75%, 04/15/2025 (c)	2,730,000	2,880,150
Tenet Healthcare Corp.
4.625%, 07/15/2024	545,000	548,270
4.625%, 09/01/2024 (c)	5,360,000	5,408,562
7.50%, 04/01/2025 (c)	2,355,000	2,534,957
		26,837,414
Healthcare – Life Sciences – 1.32%
Avantor, Inc. 6.00%, 10/01/2024 (c)	4,879,000	5,104,654
Jaguar Holding Co. II / PPD Development,
L.P. 4.625%, 06/15/2025 (c)	4,685,000	4,833,186
		9,937,840
Healthcare – Managed Health Care – 4.08%
Centene Corp.
4.75%, 01/15/2025	5,095,000	5,243,010
4.75%, 01/15/2025	6,174,000	6,353,355
5.25%, 04/01/2025 (c)	5,255,000	5,467,827
5.375%, 06/01/2026 (c)	1,725,000	1,819,875
Molina Healthcare, Inc.
5.375%, 11/15/2022 (d)	7,028,000	7,357,438
4.875%, 06/15/2025 (c)	3,115,000	3,188,654
Verscend Escrow Corp.
9.75%, 08/15/2026 (c)	1,075,000	1,171,524
		30,601,683
Healthcare – Pharmaceuticals & Biotechnology – 3.38%
Bausch Health Cos., Inc.
5.50%, 03/01/2023 (b)(c)	2,400,000	2,398,500
5.875%, 05/15/2023 (b)(c)	561,000	558,632
7.00%, 03/15/2024 (b)(c)	6,576,000	6,812,736
6.125%, 04/15/2025 (b)(c)	4,457,000	4,567,311
9.00%, 12/15/2025 (b)(c)	2,809,000	3,062,653
Elanco Animal Health, Inc.
4.912%, 08/27/2021 (d)	812,000	835,345

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Healthcare – Pharmaceuticals & Biotechnology – 3.38% – Continued
Teva Pharmaceutical Finance
Netherlands III B.V.
2.20%, 07/21/2021 (b)	$5,563,000	$5,520,582
2.80%, 07/21/2023 (b)	1,690,000	1,619,172
		25,374,931
Healthcare – Reits – 0.90%
Diversified Healthcare Trust
9.75%, 06/15/2025	1,300,000	1,447,732
MPT Operating Partnership, L.P. /
MPT Finance Corp. 6.375%, 03/01/2024	5,161,000	5,308,424
		6,756,156
Industrial Machinery – 1.02%
Colfax Corp. 6.00%, 02/15/2024 (c)	3,506,000	3,641,858
Hillenbrand, Inc. 5.75%, 06/15/2025	650,000	694,281
WESCO Distribution, Inc.
5.375%, 06/15/2024	1,530,000	1,573,988
7.125%, 06/15/2025 (c)	1,575,000	1,717,734
		7,627,861
Leisure – Casinos & Gaming – 3.48%
Caesars Entertainment, Inc.
6.25%, 07/01/2025 (c)	1,445,000	1,512,192
Caesars Resort Collection, LLC / CRC
Finco, Inc. 5.75%, 07/01/2025 (c)	680,000	702,100
International Game Technology PLC
6.25%, 02/15/2022 (b)(c)	8,407,000	8,601,412
MGM Resorts International
7.75%, 03/15/2022	4,629,000	4,887,877
Stars Group Holdings B.V. / Stars Group
U.S. Co-Borrower, LLC
7.00%, 07/15/2026 (b)(c)	8,048,000	8,566,090
VICI Properties, L.P. / VICI Note Co., Inc.
3.50%, 02/15/2025 (c)	1,865,000	1,849,856
		26,119,527

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Leisure – Hotels – 2.53%
ESH Hospitality, Inc.
5.25%, 05/01/2025 (c)	$2,634,000	$2,664,225
Expedia Group, Inc. 3.60%, 12/15/2023 (c)	1,705,000	1,743,299
Hilton Domestic Operating Co., Inc.
4.25%, 09/01/2024	1,560,000	1,557,886
5.375%, 05/01/2025 (c)	1,510,000	1,578,403
Hyatt Hotels Corp. 5.375%, 04/23/2025	1,090,000	1,174,848
Marriott International, Inc.
5.75%, 05/01/2025 (d)	985,000	1,100,819
Six Flags Entertainment Corp.
4.875%, 07/31/2024 (c)	1,307,000	1,231,586
Six Flags Theme Parks, Inc.
7.00%, 07/01/2025 (c)	629,000	670,278
TripAdvisor, Inc. 7.00%, 07/15/2025 (c)	3,453,000	3,606,227
Vail Resorts, Inc. 6.25%, 05/15/2025 (c)	860,000	913,750
Wyndham Destinations, Inc.
5.625%, 03/01/2021	1,250,000	1,257,656
4.25%, 03/01/2022	1,060,000	1,056,942
4.15%, 04/01/2024 (d)	435,000	443,111
		18,999,030
Leisure – Restaurants – 1.67%
1011778 B.C., ULC / New Red Finance, Inc.
4.25%, 05/15/2024 (b)(c)	2,012,000	2,051,133
5.00%, 10/15/2025 (b)(c)	4,636,000	4,761,427
KFC Holding Co./Pizza Hut
Holdings, LLC/Taco Bell of America, LLC
5.00%, 06/01/2024 (c)	3,280,000	3,369,134
Yum! Brands, Inc. 7.75%, 04/01/2025 (c)	2,139,000	2,374,932
		12,556,626
Media – Broadcasting – 1.48%
AMC Networks, Inc.
4.75%, 12/15/2022	718,000	719,508
5.00%, 04/01/2024	3,620,000	3,705,975
Gray Television, Inc.
5.125%, 10/15/2024 (c)	860,000	878,812

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Media – Broadcasting – 1.48% – Continued
Sinclair Television Group, Inc.
5.625%, 08/01/2024 (c)	$1,658,000	$1,652,819
TEGNA, Inc.
4.875%, 09/15/2021 (c)	750,000	751,099
5.50%, 09/15/2024 (c)	789,000	804,768
4.75%, 03/15/2026 (c)	1,695,000	1,732,078
Univision Communications, Inc.
5.125%, 02/15/2025 (c)	893,000	847,792
		11,092,851
Media – Cable & Satellite – 8.55%
CCO Holdings, LLC / CCO
Holdings Capital Corp.
5.375%, 05/01/2025 (c)	12,740,000	13,122,200
5.75%, 02/15/2026 (c)	2,660,000	2,769,725
5.50%, 05/01/2026 (c)	2,615,000	2,720,005
CSC Holdings, LLC
6.75%, 11/15/2021	800,000	841,000
5.875%, 09/15/2022	4,933,000	5,225,897
5.50%, 05/15/2026 (c)	4,920,000	5,122,950
DISH DBS Corp.
6.75%, 06/01/2021	8,070,000	8,279,820
5.875%, 07/15/2022	1,725,000	1,795,725
GCI, LLC
6.625%, 06/15/2024 (c)	1,751,000	1,882,500
6.875%, 04/15/2025	2,034,000	2,101,936
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	8,441,000	8,768,089
Quebecor Media, Inc. 5.75%, 01/15/2023 (b)	7,165,000	7,702,375
SSL Robotics, LLC 9.75%, 12/31/2023 (c)	1,450,000	1,599,865
ViaSat, Inc. 5.625%, 09/15/2025 (c)	2,266,000	2,223,512
		64,155,599
Media – Diversified – 2.93%
Lamar Media Corp. 5.75%, 02/01/2026	498,000	515,069
Nielsen Co. Luxembourg S.A.R.L.
5.50%, 10/01/2021 (b)(c)	3,810,000	3,820,725
5.00%, 02/01/2025 (b)(c)	3,480,000	3,551,775

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Media – Diversified – 2.93% – Continued
Nielsen Finance, LLC / Nielsen Finance Co.
5.00%, 04/15/2022 (c)	$14,021,000	$14,070,074
		21,957,643
Media – Entertainment – 1.58%
Lions Gate Capital Holdings, LLC
6.375%, 02/01/2024 (c)	2,942,000	2,921,745
5.875%, 11/01/2024 (c)	270,000	266,259
Netflix, Inc.
5.375%, 02/01/2021	1,500,000	1,518,750
5.50%, 02/15/2022	455,000	477,750
Sirius XM Radio, Inc.
4.625%, 07/15/2024 (c)	6,413,000	6,641,463
		11,825,967
Metals & Mining – 0.99%
FMG Resources August 2006 Pty, Ltd.
4.75%, 05/15/2022 (b)(c)	2,980,000	3,056,362
5.125%, 03/15/2023 (b)(c)	1,630,000	1,704,980
Grinding Media, Inc. / Moly-Cop
AltaSteel, Ltd. 7.375%, 12/15/2023 (c)	2,650,000	2,689,750
		7,451,092
Midstream – Storage & Transport – 3.15%
Buckeye Partners, L.P.
4.15%, 07/01/2023	377,000	373,183
4.35%, 10/15/2024	1,405,000	1,383,047
4.125%, 03/01/2025 (c)	3,625,000	3,450,547
Cheniere Energy Partners, L.P.
5.25%, 10/01/2025	3,565,000	3,650,560
Crestwood Midstream Partners, L.P. /
Crestwood Midstream Finance Corp.
6.25%, 04/01/2023 (d)	1,375,000	1,347,796
DCP Midstream Operating, L.P.
4.95%, 04/01/2022	2,000,000	2,017,030
3.875%, 03/15/2023	850,000	839,375
EQM Midstream Partners, L.P.
6.00%, 07/01/2025 (c)	945,000	975,712

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Midstream – Storage & Transport – 3.15% – Continued
Genesis Energy, L.P. / Genesis Energy
Finance Corp. 6.000%, 05/15/2023	$1,550,000	$1,411,469
NuStar Logistics, L.P.
6.75%, 02/01/2021	2,900,000	2,935,888
5.75%, 10/01/2025	1,900,000	1,967,070
Sunoco, L.P. / Sunoco Finance Corp.
4.875%, 01/15/2023	1,650,000	1,664,264
Tallgrass Energy Partners, L.P. / Tallgrass
Energy Finance Corp. 7.50%, 10/01/2025 (c)	1,610,000	1,619,539
		23,635,480
Packaging – 1.06%
Ardagh Packaging Finance PLC /
Ardagh Holdings U.S.A., Inc.
6.00%, 02/15/2025 (b)(c)	969,000	1,007,082
5.25%, 04/30/2025 (b)(c)	2,125,000	2,223,483
Berry Global, Inc.
6.00%, 10/15/2022	1,148,000	1,153,223
5.125%, 07/15/2023	1,908,000	1,939,196
Graphic Packaging International, LLC
4.875%, 11/15/2022	469,000	488,822
Silgan Holdings, Inc. 4.75%, 03/15/2025	1,092,000	1,114,523
		7,926,329
Real Estate – Homebuilding – 0.08%
Lennar Corp. 6.25%, 12/15/2021	602,000	621,490

Real Estate – Management – 0.55%
Kennedy-Wilson, Inc. 5.875%, 04/01/2024	3,315,000	3,302,569
Newmark Group, Inc. 6.125%, 11/15/2023	790,000	823,515
		4,126,084
Retail – Food & Drug – 2.19%
Albertsons Cos., Inc. / Safeway, Inc. /
New Albertsons, L.P. / Albertsons, LLC
3.50%, 02/15/2023 (c)	2,030,000	2,066,033
5.75%, 03/15/2025	3,233,000	3,346,785
3.25%, 03/15/2026 (c)	3,565,000	3,546,533
7.50%, 03/15/2026 (c)	3,097,000	3,403,340

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Retail – Food & Drug – 2.19% – Continued
Ingles Markets, Inc. 5.750%, 06/15/2023	$1,083,000	$1,101,752
U.S. Foods, Inc.
5.875%, 06/15/2024 (c)	2,025,000	2,043,326
6.25%, 04/15/2025 (c)	870,000	922,274
		16,430,043
Retailing – 0.84%
QVC, Inc.
4.375%, 03/15/2023	4,618,000	4,802,720
4.45%, 02/15/2025	1,466,000	1,513,645
		6,316,365
Technology – Software & Services – 3.83%
Boxer Parent Co., Inc. 7.125%, 10/02/2025 (c)	3,055,000	3,267,322
BY Crown Parent, LLC / BY Bond
Finance, Inc. 4.25%, 01/31/2026 (c)	1,395,000	1,422,028
Genesys Telecommunications Laboratories,
Inc./Greeneden Lux 3 S.A.R.L./Greeneden
U.S. Ho 10.00%, 11/30/2024 (c)	4,050,000	4,296,544
j2 Cloud Services, LLC / j2 Cloud
Co-Obligor, Inc. 6.00%, 07/15/2025 (c)	4,984,000	5,189,839
NortonLifeLock, Inc.
3.95%, 06/15/2022	1,350,000	1,382,062
5.00%, 04/15/2025 (c)	6,505,000	6,673,675
PTC, Inc. 3.625%, 02/15/2025 (c)	785,000	798,247
Solera, LLC / Solera Finance, Inc.
10.50%, 03/01/2024 (c)	3,485,000	3,646,181
VeriSign, Inc. 4.625%, 05/01/2023	2,020,000	2,034,090
		28,709,988
Technology Hardware – 4.09%
Broadcom, Inc. 4.70%, 04/15/2025	175,000	199,057
CDW, LLC / CDW Finance Corp.
4.125%, 05/01/2025	935,000	967,141
Dell International, LLC / EMC Corp.
5.875%, 06/15/2021 (c)	4,500,000	4,511,250
7.125%, 06/15/2024 (c)	14,284,000	14,872,358
5.85%, 07/15/2025 (c)	1,475,000	1,721,535

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Technology Hardware – 4.09% – Continued
Diebold Nixdorf, Inc.
9.375%, 07/15/2025 (c)	$1,665,000	$1,760,737
Microchip Technology, Inc.
4.25%, 09/01/2025 (c)	1,345,000	1,397,274
NCR Corp. 8.125%, 04/15/2025 (c)	984,000	1,089,411
Sensata Technologies UK Financing Co.
PLC 6.25%, 02/15/2026 (b)(c)	3,970,000	4,166,019
		30,684,782
Telecommunication Services – Diversified – 3.84%
Altice France SA/France
7.375%, 05/01/2026 (b)(c)	9,415,000	9,875,864
CenturyLink, Inc.
5.80%, 03/15/2022	1,715,000	1,771,895
6.75%, 12/01/2023	1,655,000	1,818,431
5.625%, 04/01/2025	1,385,000	1,482,279
Cogent Communications Group, Inc.
5.375%, 03/01/2022 (c)	1,470,000	1,504,567
Level 3 Financing, Inc.
5.375%, 01/15/2024	805,000	812,165
5.375%, 05/01/2025	3,958,000	4,088,159
SBA Communications Corp.
4.00%, 10/01/2022	3,445,000	3,477,297
4.875%, 09/01/2024	3,920,000	4,022,508
		28,853,165
Telecommunication Services – Wireless – 2.57%
Sprint Corp.
7.25%, 09/15/2021	2,550,000	2,671,125
7.875%, 09/15/2023	3,235,000	3,722,272
7.125%, 06/15/2024	3,500,000	4,031,545
T-Mobile U.S.A., Inc.
6.00%, 03/01/2023	8,033,000	8,063,927
6.00%, 04/15/2024	774,000	791,175
		19,280,044

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 88.77% (f) – Continued

Transportation – 1.89%
XPO Logistics, Inc.
6.50%, 06/15/2022 (c)	$5,341,000	$5,366,236
6.125%, 09/01/2023 (c)	1,850,000	1,891,717
6.75%, 08/15/2024 (c)	3,962,000	4,203,979
6.25%, 05/01/2025 (c)	2,540,000	2,719,045
		14,180,977
Utilities – Power – 0.71%
AES Corp.
5.50%, 04/15/2025	1,240,000	1,280,852
6.00%, 05/15/2026	1,144,000	1,203,831
NextEra Energy Operating Partners, L.P.
4.25%, 07/15/2024 (c)	1,568,000	1,637,737
4.25%, 09/15/2024 (c)	890,000	928,938
NRG Energy, Inc. 7.25%, 05/15/2026	264,000	281,462
		5,332,820
Utilities – Propane – 0.09%
AmeriGas Partners, L.P. / AmeriGas Finance
Corp. 5.625%, 05/20/2024	606,000	642,966
TOTAL CORPORATE BONDS
(Cost $661,594,176)		666,275,902

BANK LOANS – 4.66%

Aerospace & Defense – 0.22%
Transdigm, Inc., Senior Secured First Lien
Term Loan 2.397% (1 Month LIBOR
USD + 2.25%), 12/09/2025 (a)	1,778,344	1,684,483

Commercial Services – 0.31%
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 4.397% (1 Month LIBOR
USD + 4.25%), 12/01/2025 (a)	702,488	696,562
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 2.897% (1 Month
LIBOR USD + 2.75%), 05/01/2024 (a)	1,644,751	1,608,426
		2,304,988

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 4.66% – Continued

Consumer Discretionary – 0.19%
Frontdoor, Inc., Senior Secured First Lien
Term Loan 2.688% (1 Month LIBOR
USD + 2.50%), 08/18/2025 (a)	$1,430,800	$1,423,646

Environmental Services – 0.24%
Granite Acquisition, Inc., Senior Secured
First Lien Term Loan 4.50% (3 Month
LIBOR USD + 3.50%, 1.000% Floor),
12/17/2021 (a)	1,781,502	1,774,741

Financials – Diversified – 0.71%
Financial & Risk U.S. Holdings, Inc., Senior
Secured First Lien Term Loan 3.397%
(1 Month LIBOR USD + 3.25%),
10/01/2025 (a)	5,361,117	5,313,725

Financials – Insurance – 0.27%
Asurion, LLC
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR
USD + 3.00%), 08/04/2022 (a)	425,703	421,623
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR
USD + 3.00%), 11/03/2023 (a)	182,482	180,106
Senior Secured First Lien Term Loan
3.147% (1 Month LIBOR
USD + 3.00%), 11/04/2024 (a)	1,466,250	1,443,956
		2,045,685
Healthcare – Facilities – 0.30%
RegionalCare Hospital Partners Holdings,
Inc., Senior Secured First Lien Term
Loan 3.897% (1 Month LIBOR
USD + 3.75%), 11/14/2025 (a)	2,288,723	2,228,163

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 4.66% – Continued

Healthcare – Life Sciences – 0.15%
Jaguar Holding Co. II, Senior Secured
First Lien Term Loan 3.50% (1 Month
LIBOR USD + 2.50%, 1.000% Floor),
08/18/2022 (a)	$1,164,343	$1,161,851

Healthcare – Managed Health Care – 0.03%
Verscend Holding Corp., Senior Secured
First Lien Term Loan 4.647% (1 Month
LIBOR USD + 4.50%), 08/27/2025 (a)	235,800	234,237

Healthcare – Pharmaceuticals & Biotechnology – 0.27%
Bausch Health Cos., Inc., Senior Secured
First Lien Term Loan 2.901% (1 Month
LIBOR USD + 2.75%), 11/27/2025 (a)	2,100,000	2,054,934

Leisure – Casinos & Gaming – 0.08%
Playtika Holding Corp., Senior Secured First
Lien Term Loan 7.00% (6 Month LIBOR
USD + 6.00%, 1.000% Floor), 12/10/2024 (a)	618,653	620,358

Media – Broadcasting – 0.12%
Univision Communications, Inc., Senior
Secured First Lien Term Loan 3.75%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 03/15/2024 (a)	954,532	921,639

Media – Cable & Satellite – 0.53%
GCI Holdings, Inc.
Senior Secured First Lien Term Loan
2.397% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 02/02/2022 (a)	1,237,102	1,237,102
Senior Secured First Lien Term Loan
3.50% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 10/15/2025 (a)	985,000	980,075
WideOpenWest Finance, LLC, Senior
Secured First Lien Term Loan
4.25% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/18/2023 (a)	1,763,198	1,741,572
		3,958,749

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

	Principal	Fair
	Amount	Value
BANK LOANS – 4.66% – Continued

Media – Diversified – 0.14%
Ancestry.com Operations, Inc., Senior Secured
First Lien Term Loan 4.396% (1 Month
LIBOR USD + 4.25%), 08/27/2026 (a)	$1,045,423	$1,045,606

Media – Entertainment – 0.42%
Delta 2 (Lux) S.A.R.L., Senior Secured
First Lien Term Loan 3.50% (1 Month
LIBOR USD + 2.50%, 1.000% Floor),
02/01/2024 (a)	1,625,890	1,583,893
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
2.897% (1 Month LIBOR USD + 2.75%),
05/16/2025 (a)	1,785,708	1,537,200
		3,121,093
Technology – Software & Services – 0.68%
TIBCO Software, Inc., Senior Secured
First Lien Term Loan 3.90% (1 Month
LIBOR USD + 3.75%), 07/03/2026 (a)	2,000,000	1,957,500
Ultimate Software Group, Senior Secured
First Lien Term Loan 4.75% (3 Month
LIBOR USD + 4.00%, 0.750% Floor),
05/03/2026 (a)	1,700,000	1,698,309
WEX, Inc., Senior Secured First Lien
Term Loan 2.397% (1 Month LIBOR
USD + 2.25%), 05/15/2026 (a)	1,470,369	1,425,207
		5,081,016
TOTAL BANK LOANS
(Cost $35,169,337)		34,974,914

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2020

		Fair
	Shares	Value
MONEY MARKET FUND – 5.91%
First American Government Obligations
Fund – Class X, 0.07% (e)	44,345,210	$44,345,210
TOTAL MONEY MARKET FUND
(Cost $44,345,210)		44,345,210
Total Investments (Cost $741,108,723) – 99.34%		745,596,026
Other Assets in Excess of Liabilities – 0.66%		4,933,185
TOTAL NET ASSETS – 100.00%		$750,529,211

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Funding Rate
(a)	Variable rate securities. The coupon rate shown is the effective interest rate as of September 30, 2020.
(b)	U.S. traded security of a foreign issuer.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2020, the value of these investments was $390,501,283 or 52.03% of total net assets.

(d)	Step-up bond; pays one interest rate for a certain period and a different rate thereafter. The interest rates presented are the rates in effect as of September 30, 2020.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2020.
(f)	All or a portion is posted as collateral for delayed settlement securities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Shenkman Capital Management, Inc.  Industries presented are at the discretion of Shenkman Capital Management, Inc. and therefore may not follow the exact naming convention prescribed by GICS.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2020

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $238,554,336
and $741,108,723, respectively)	$231,684,057	$745,596,026
Cash	1,216,427	197,365
Receivables
Securities sold	959,067	1,565,690
Interest	972,378	10,366,175
Fund shares sold	4,573,544	9,695,522
Prepaid expenses	26,478	54,836
Total assets	239,431,951	767,475,614
LIABILITIES:
Payables
Securities purchased	5,961,311	14,915,858
Fund shares redeemed	129,737	420,603
Distributions payable	59,334	1,021,788
Administration and accounting expenses	68,046	97,526
Advisory fees	52,325	296,984
Audit	25,000	28,000
Transfer agent fees and expenses	8,078	26,523
Compliance fees	2,083	2,083
Printing and mailing	3,870	11,456
Legal	1,322	1,326
Shareholder servicing fees	186	36,729
12b-1 distribution fees	—	80,841
Custody fees	1,793	6,617
Other accrued expenses and other liabilities	21	69
Total liabilities	6,313,106	16,946,403
NET ASSETS	$233,118,845	$750,529,211
NET ASSETS CONSIST OF:
Capital stock	$253,926,581	$761,746,605
Total distributable deficit	(20,807,736)	(11,217,394)
Total net assets	$233,118,845	$750,529,211

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2020

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$15,946,446
Shares issued and outstanding	—	1,605,663
Net asset value, redemption price per share	—	$9.93
Maximum offering price per share
(net asset value divided by 97.00%)	—	$10.24

Class C:
Net assets applicable to outstanding
Class C shares	—	$13,615,041
Shares issued and outstanding	—	1,374,826
Net asset value, offering price
and redemption price per share	—	$9.90

Class F:
Net assets applicable to outstanding
Class F shares	$2,264,917	$446,801,968
Shares issued and outstanding	245,684	45,090,657
Net asset value, offering price
and redemption price per share	$9.22	$9.91

Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$230,853,928	$274,165,756
Shares issued and outstanding	25,036,434	27,642,331
Net asset value, offering price
and redemption price per share	$9.22	$9.92

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2020

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Dividends	$23,553	$—
Interest income	11,021,074	25,529,783
Consent and term loan fee income	91,343	29,796
Total investment income	11,135,970	25,559,579
EXPENSES:
Investment advisory fees (Note 4)	1,136,549	3,444,400
Administration and accounting fees (Note 4)	401,576	553,542
Transfer agent fees and expenses (Note 4)	53,361	153,911
Federal and state registration fees	31,242	76,467
Audit fees	25,000	28,000
Trustee fees and expenses	15,580	19,212
Custody fees (Note 4)	15,035	42,474
Chief Compliance Officer fees (Note 4)	12,062	12,063
Reports to shareholders	11,728	32,142
Legal fees	8,507	8,626
Miscellaneous expenses	7,275	11,691
Interest expense (Note 9)	5,256	—
Insurance expense	4,248	7,119
Service fees – Class A (Note 6)	—	10,079
Service fees – Class C (Note 6)	—	8,169
Service fees – Class F (Note 6)	536	304,677
12b-1 distribution fees – Class A (Note 5)	—	38,457
12b-1 distribution fees – Class C (Note 5)	—	124,210
Total expenses before advisory fee waiver	1,727,955	4,875,239
Advisory fee waiver by Advisor (Note 4)	(499,945)	(318,992)
Net expenses	1,228,010	4,556,247
NET INVESTMENT INCOME	9,907,960	21,003,332
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments	(7,617,361)	(12,374,139)
Change in unrealized appreciation/
(depreciation) on investments	(1,752,779)	(143,247)
Net realized and unrealized loss on investments	(9,370,140)	(12,517,386)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$537,820	$8,485,946

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
OPERATIONS:
Net investment income	$9,907,960	$12,951,136
Net realized loss on investments	(7,617,361)	(18,254)
Change in unrealized appreciation/
(depreciation) on securities	(1,752,779)	(6,192,583)
Net increase in net assets
resulting from operations	537,820	6,740,299
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(149,228)	(249,103)
Institutional Class	(10,139,959)	(12,670,229)
Total distributions	(10,289,187)	(12,919,332)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	1,724,755	3,308,464
Institutional Class	71,744,575	27,541,873
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	149,228	249,103
Institutional Class	8,706,362	10,929,298
Cost of shares redeemed:
Class F	(5,288,180)	(2,677,668)
Institutional Class	(68,492,522)	(91,218,445)
Redemption fees retained:
Class F	2,101	—
Institutional Class	13,728	437
Net increase/(decrease) in net assets derived
from capital share transactions	8,560,047	(51,866,938)
TOTAL DECREASE IN NET ASSETS	(1,191,320)	(58,045,971)
NET ASSETS:
Beginning of year	234,310,165	292,356,136
End of year	$233,118,845	$234,310,165
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	180,777	343,878
Institutional Class	7,891,147	2,866,727
Shares issued to holders as reinvestment of dividends:
Class F	16,137	26,017
Institutional Class	946,949	1,140,849
Shares redeemed:
Class F	(564,061)	(279,661)
Institutional Class	(7,689,729)	(9,419,486)
Net increase/(decrease) in shares outstanding	781,220	(5,321,676)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
OPERATIONS:
Net investment income	$21,003,332	$19,837,198
Net realized loss on investments	(12,374,139)	(2,694,633)
Change in unrealized appreciation/
(depreciation) on securities	(143,247)	4,637,230
Net increase in net assets
resulting from operations	8,485,946	21,779,795
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(485,774)	(440,641)
Class C	(298,414)	(333,324)
Class F	(11,552,496)	(9,099,997)
Institutional Class	(8,957,979)	(9,905,128)
Total distributions	(21,294,663)	(19,779,090)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	11,385,420	5,730,033
Class C	5,312,360	2,756,900
Class F	305,138,095	193,027,454
Institutional Class	105,724,050	85,339,257
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	162,643	202,002
Class C	101,339	140,202
Class F	2,945,174	2,542,038
Institutional Class	6,530,499	7,086,635
Cost of shares redeemed:
Class A	(8,805,455)	(5,713,306)
Class C	(2,982,142)	(2,679,285)
Class F	(145,522,879)	(119,180,169)
Institutional Class	(90,198,097)	(176,387,298)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2020	2019
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$70	$47
Class C	53	—
Class F	5,711	483
Institutional Class	3,206	5,011
Net increase/(decrease) in net assets derived
from capital share transactions	189,800,047	(7,129,996)
TOTAL INCREASE/(DECREASE) IN NET ASSETS	176,991,330	(5,129,291)
NET ASSETS:
Beginning of year	573,537,881	578,667,172
End of year	$750,529,211	$573,537,881
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	1,144,796	571,385
Class C	534,658	276,620
Class F	30,900,003	19,356,238
Institutional Class	10,607,540	8,540,017
Shares issued to holders as
reinvestment of dividends:
Class A	16,430	20,275
Class C	10,271	14,113
Class F	298,409	255,609
Institutional Class	660,901	711,949
Shares redeemed:
Class A	(888,004)	(575,494)
Class C	(306,786)	(268,547)
Class F	(14,968,934)	(11,998,115)
Institutional Class	(9,403,370)	(17,776,138)
Net increase/(decrease) in shares outstanding	18,605,914	(872,088)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F
				March 1, 2017*
	Year Ended September 30,			through
				September 30,
	2020	2019	2018	2017
PER SHARE DATA:
Net asset value,
beginning of period	$9.56	$9.80	$9.74	$9.82

Income from
investment operations:
Net investment income	0.41 (1)	0.50	0.44	0.22
Net realized and unrealized
gain/(loss) on securities	(0.34)	(0.24)	0.05	(0.08)
Total from
investment operations	0.07	0.26	0.49	0.14

Less distributions:
From net investment income	(0.42)	(0.50)	(0.43)	(0.22)
Total distributions	(0.42)	(0.50)	(0.43)	(0.22)

Redemption fees retained	0.01 (1)	—	—	—

Net asset value, end of period	$9.22	$9.56	$9.80	$9.74

TOTAL RETURN	1.04%	2.69%	5.12%	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$2,265	$5,856	$5,119	$688
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.78%	0.77%	0.76%	0.81	%‡
After advisory fee waiver	0.56%	0.57%	0.58%	0.64	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.12%	4.93%	4.31%	3.81	%‡
After advisory fee waiver	4.34%	5.13%	4.49%	3.98	%‡
Portfolio turnover rate	47%	28%	51%	74	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.
(1)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2020		2019	2018	2017	2016
PER SHARE DATA:
Net asset value,
beginning of year	$9.56		$9.80	$9.75	$9.69	$9.67

Income from
investment operations:
Net investment income	0.40	(1)	0.51	0.44	0.39	0.42
Net realized and unrealized
gain/(loss) on securities	(0.32)		(0.25)	0.04	0.06	0.01
Total from
investment operations	0.08		0.26	0.48	0.45	0.43

Less distributions:
From net
investment income	(0.42)		(0.50)	(0.43)	(0.39)	(0.41)
Total distributions	(0.42)		(0.50)	(0.43)	(0.39)	(0.41)

Redemption fees retained	0.00	(1)(2)	0.00 (2)	—	—	—

Net asset value, end of year	$9.22		$9.56	$9.80	$9.75	$9.69

TOTAL RETURN	0.94%		2.82%	5.04%^	4.73%	4.63%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (thousands)	$230,854		$228,454	$287,237	$316,488	$265,379
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.76%		0.74%	0.71%	0.70%	0.71%
After advisory fee waiver	0.54%		0.54%	0.54%	0.54%	0.54%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.14%		4.97%	4.24%	3.90%	4.20%
After advisory fee waiver	4.36%		5.17%	4.41%	4.06%	4.37%
Portfolio turnover rate	47%		28%	51%	74%	60%

^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.
(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A
	Year Ended September 30,
	2020		2019	2018	2017	2016
PER SHARE DATA:
Net asset value,
beginning of year	$10.06		$10.00	$10.07	$9.98	$9.91

Income from
investment operations:
Net investment income	0.31	(1)	0.36	0.32	0.28	0.29
Net realized and unrealized
gain/(loss) on securities	(0.13)		0.06	(0.07)	0.08	0.06
Total from
investment operations	0.18		0.42	0.25	0.36	0.35

Less distributions:
From net
investment income	(0.31)		(0.36)	(0.32)	(0.27)	(0.28)
Total distributions	(0.31)		(0.36)	(0.32)	(0.27)	(0.28)

Redemption fees retained	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.93		$10.06	$10.00	$10.07	$9.98

TOTAL RETURN	1.86%		4.33%	2.56%	3.65%	3.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (thousands)	$15,946		$13,407	$13,160	$12,341	$8,730
Ratio of expenses to
average net assets:
Before advisory fee waiver	1.02%		1.03%	1.01%	1.03%	1.24%
After advisory fee waiver	0.97%		0.96%	0.95%	0.95%	0.98%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.06%		3.61%	3.25%	2.73%	2.69%
After advisory fee waiver	3.11%		3.68%	3.31%	2.81%	2.95%
Portfolio turnover rate	100%		77%	61%	65%	53%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class C
	Year Ended September 30,
	2020		2019	2018	2017	2016
PER SHARE DATA:
Net asset value,
beginning of year	$10.03		$9.97	$10.04	$9.94	$9.88

Income from
investment operations:
Net investment income	0.23	(1)	0.29	0.25	0.21	0.22
Net realized and unrealized
gain/(loss) on securities	(0.12)		0.06	(0.07)	0.09	0.05
Total from
investment operations	0.11		0.35	0.18	0.30	0.27

Less distributions:
From net
investment income	(0.24)		(0.29)	(0.25)	(0.20)	(0.21)
Total distributions	(0.24)		(0.29)	(0.25)	(0.20)	(0.21)

Redemption fees retained	0.00	(1)(2)	—	0.00 (2)	—	0.00 (2)

Net asset value, end of year	$9.90		$10.03	$9.97	$10.04	$9.94

TOTAL RETURN	1.10%		3.57%	1.80%	3.01%	2.77%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (thousands)	$13,615		$11,406	$11,112	$11,538	$10,913
Ratio of expenses to
average net assets:
Before advisory fee waiver	1.77%		1.77%	1.76%	1.77%	1.99%
After advisory fee waiver	1.72%		1.70%	1.70%	1.68%	1.73%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.32%		2.87%	2.46%	1.99%	1.95%
After advisory fee waiver	2.37%		2.94%	2.52%	2.08%	2.21%
Portfolio turnover rate	100%		77%	61%	65%	53%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2020		2019	2018	2017	2016
PER SHARE DATA:
Net asset value,
beginning of year	$10.04		$9.97	$10.04	$9.95	$9.88

Income from
investment operations:
Net investment income	0.33	(1)	0.39	0.34	0.29	0.31
Net realized and unrealized
gain/(loss) on securities	(0.13)		0.07	(0.07)	0.09	0.06
Total from
investment operations	0.20		0.46	0.27	0.38	0.37

Less distributions:
From net
investment income	(0.33)		(0.39)	(0.34)	(0.29)	(0.30)
Total distributions	(0.33)		(0.39)	(0.34)	(0.29)	(0.30)

Redemption fees retained	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.91		$10.04	$9.97	$10.04	$9.95

TOTAL RETURN	2.09%		4.68%	2.81%	3.89%	3.88%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (thousands)	$446,802		$289,716	$211,941	$139,324	$69,045
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.79%		0.80%	0.79%	0.82%	0.98%
After advisory fee waiver	0.74%		0.73%	0.73%	0.74%	0.73%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.29%		3.83%	3.48%	2.95%	2.95%
After advisory fee waiver	3.34%		3.90%	3.54%	3.03%	3.20%
Portfolio turnover rate	100%		77%	61%	65%	53%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2020		2019	2018	2017	2016
PER SHARE DATA:
Net asset value,
beginning of year	$10.05		$9.98	$10.05	$9.96	$9.89

Income from
investment operations:
Net investment income	0.34	(1)	0.40	0.36	0.30	0.31
Net realized and unrealized
gain/(loss) on securities	(0.13)		0.06	(0.08)	0.09	0.07
Total from
investment operations	0.21		0.46	0.28	0.39	0.38

Less distributions:
From net
investment income	(0.34)		(0.39)	(0.35)	(0.30)	(0.31)
Total distributions	(0.34)		(0.39)	(0.35)	(0.30)	(0.31)

Redemption fees retained	0.00	(1)(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)

Net asset value, end of year	$9.92		$10.05	$9.98	$10.05	$9.96

TOTAL RETURN	2.18%		4.77%	2.88%	3.97%	3.97%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
year (thousands)	$274,166		$259,009	$342,454	$372,013	$148,831
Ratio of expenses to
average net assets:
Before advisory fee waiver	0.70%		0.72%	0.71%	0.73%	0.88%
After advisory fee waiver	0.65%		0.65%	0.65%	0.65%	0.65%
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.38%		3.91%	3.51%	3.04%	3.04%
After advisory fee waiver	3.43%		3.98%	3.57%	3.12%	3.27%
Portfolio turnover rate	100%		77%	61%	65%	53%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2020

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014 and Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds for the prior three fiscal years are open for examination. Management has reviewed all open tax years

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts on securities purchased are accreted over the life of their respective security.  Premiums on securities purchased are amortized to the earliest call date.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2020, there were no reclassifications between paid-in-capital and distributable earnings.

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2020, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At September 30, 2020, the Funds did not have any outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2020, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At September 30, 2020, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities have been classified as liquid under the Funds’ liquidity risk management program.

Accounting Pronouncements – In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has assessed these changes for the year ended September 30,

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

2020 and concluded these changes do not have a material impact on the Funds’ financial statements.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date.  The Funds have adopted all applicable provisions of ASU 2018-13.

New Accounting Pronouncement – In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2020:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$189,362,459	$—	$189,362,459
Corporate Bonds	—	32,608,628	—	32,608,628
Total Fixed Income	—	221,971,087	—	221,971,087
Equities
Information	45,307	—	2,560	47,867
Total Equities	45,307	—	2,560	47,867
Money Market Fund	9,665,103	—	—	9,665,103
Total Investments	$9,710,410	$221,971,087	$2,560	$231,684,057

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Corporate Bonds	$—	$666,275,902	$—	$666,275,902
Bank Loan
Obligations	—	34,974,914	—	34,974,914
Total Fixed Income	—	701,250,816	—	701,250,816
Money Market Fund	44,345,210	—	—	44,345,210
Total Investments	$44,345,210	$701,250,816	$—	$745,596,026

Refer to the Funds’ schedules of investments for a detailed break-out of securities.

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value.  The Short Duration High Income Fund did not hold Level 3 investments at September 30, 2020, and as such no reconciliation is presented.

Floating Rate High Income Fund

Level 3 Reconciliation Disclosure
	Equities	Warrants	Total
Balance as of September 30, 2019	$42,793	$13,268	$56,061
Sales	(7,191)	(1,287)	(8,478)
Realized loss	(32,795)	(2,385)	(35,180)
Change in unrealized appreciation	(247)	(9,596)	(9,843)
Balance as of September 30, 2020	$2,560	$—	$2,560

Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2020			$(12,020)

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

The Level 3 investments as of September 30, 2020 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2020, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,136,549 and $3,444,400, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2020 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $52,325 and $296,984, respectively.  The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses, including Rule 12b-1 fees, shareholder servicing plan fees, custodian fees, taxes, transfer agency fees, interest and other customary Fund expenses.  However, the Advisor has contractually agreed to waive all or a portion of its management fees and pay Floating Rate High Income Fund and Short Duration High Income Fund expenses in order to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) to the following amounts of the average daily net assets:

Floating Rate High Income Fund:	0.54%
Short Duration High Income Fund:	0.65%

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment  if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2020, the Advisor reduced its fees in the amount of $499,945 for the Floating Rate High Income Fund and in the amount of $318,992 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2021	9/30/2022	9/30/2023	Total
Floating Rate High
Income Fund	$529,056	$497,929	$499,945	$1,526,930
Short Duration High
Income Fund	329,549	341,150	318,992	989,691

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2020, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of the Funds has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average daily net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2020, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $38,457 and $124,210, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2020, the Floating Rate High Income Fund’s Class F shares incurred $536 in shareholder servicing fees. For the year ended September 30, 2020, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $10,079, $8,169 and $304,677, respectively, in shareholder servicing fees.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2020, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$103,901,492	$104,968,606
Short Duration High Income Fund	752,393,532	592,222,810

The Funds had no purchases or sales of U.S. Government obligations during the year ended September 30, 2020. The Floating Rate High Income Fund and the Short Duration High Income Fund had $0 and $16,152,249, respectively, in Rule 17a-7 transactions during the year ended September 30, 2020.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

	Floating Rate High Income Fund
	Class F	Institutional Class
UBS WM U.S.A.	78%	—
National Financial Services, LLC	—	53%

	Short Duration High Income Fund
	Class A	Class C	Class F	Institutional Class
Merrill Lynch Pierce
Fenner & Smith	51%	67%	74%	—
UBS WM U.S.A.	—	26%	—	—
Charles Schwab & Co., Inc.	—	—	—	37%
National Financial
Services, LLC	—	—	—	30%

NOTE 9 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have lines of credit in the amount of $40,000,000 and $120,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2020, the Floating Rate High Income had an outstanding average day balance of $159,071, a weighted average interest rate of 3.25% and paid $5,256 in interest.  The maximum amount outstanding was $9,013,000.  The Short Duration High Income Fund did not draw upon its line of credit during the year ended September 30, 2020.  At September 30, 2020, neither of the Funds had any outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

NOTE 10 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$238,793,439	$741,201,635
Gross unrealized appreciation	1,335,976	7,152,847
Gross unrealized depreciation	(8,445,358)	(2,758,456)
Net unrealized appreciation/
(depreciation)(a)	(7,109,382)	4,394,391
Undistributed ordinary income	152,051	1,088,195
Total distributable earnings	152,051	1,088,195
Other accumulated losses	(13,850,405)	(16,699,980)
Total accumulated earnings/(losses)	$(20,807,736)	$(11,217,394)

(a)	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) and cost are attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At September 30, 2020, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate
High Income
Fund	$10,802,528	$2,988,543	$13,791,071	No Expiration
Short Duration
High Income
Fund	4,919,769	10,758,423	15,678,192	No Expiration

The tax character of distributions paid during the years ended September 30, 2020 and September 30, 2019 was as follows:

Floating Rate High Income Fund

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Ordinary income	$10,289,187	$12,919,332
Total distributions paid	$10,289,187	$12,919,332

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Ordinary income	$21,294,663	$19,779,090
Total distributions paid	$21,294,663	$19,779,090

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2020.

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds.

Bank Loan Risk. The Funds’ investments in secured and unsecured assignments of (or participations in) bank loans may create substantial risk. In making investments in bank loans, which are made by banks or other financial intermediaries to borrowers, the Funds will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. When the Funds are a participant in a loan, the Funds have no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions involving floating rate loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments and, as a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Funds’ redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

LIBOR Risk. The Funds invest in certain debt securities, derivatives or other financial instruments that utilize the London Inter-bank Offered Rate, or “LIBOR,” as a “benchmark” or “reference 3 rate” for variable interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, decreased values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Funds’ performance or net asset value. Furthermore, the risks

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Credit Risk. The issuers of the bonds and other debt instruments held by the Funds may not be able to make interest or principal payments.

High Yield Risk. High yield debt obligations, including bonds and loans, rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds”) typically carry higher coupon rates than investment grade securities, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.

Interest Rate Risk. The Funds’ investments in fixed-income instruments will change in value based on changes in interest rates. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio investment in fixed-rate obligations can be expected to decline. Although the value of the Funds’ investments will vary, the Funds invest primarily in floating rate instruments, which should minimize fluctuations in value as a result of changes in market interest rates. However, because floating rates on loans and other instruments only reset periodically, changes in prevailing interest rates can still be expected to cause some fluctuation in the value of the Funds. Similarly, it is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, which could cause a decline in the value of the Funds’ portfolio. Other economic factors (such as large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can also adversely impact the markets for loans and other debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Consequently, changes in the values of the Funds’ portfolio likely will cause fluctuation in the value of each partner’s capital account.

Investment Risk. The Funds invest primarily in high yield debt obligations issued by companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, the Funds’ investments.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2020

Liquidity Risk. Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Funds to sell these bonds.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agents, and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2020

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 74)		term;	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds).
management)
(2012 to July
2019); Trustee
and Chair
(2000 to 2012),
New Covenant
Mutual Funds
(1999 to 2012);
Director and
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	2	Trustee,
(age 60)		term;	Head of		Advisors
615 E. Michigan St.		since	Business		Series Trust
Milwaukee, WI		March	Development,		(for series not
53202		2017.	Ballast Equity		affiliated with
			Management,		the Funds).
LLC (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen Investment
Management,
Inc. (a privately-
held investment
advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired;	2	Trustee,
(age 73)		term;	formerly		Advisors
615 E. Michigan St.		since	Manager,		Series Trust
Milwaukee, WI		September	President, CEO,		(for series not
53202		2008.	U.S. Bancorp		affiliated with
			Fund Services,		the Funds).
LLC and its
predecessors
(May 1991 to
July 2017).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President,	2	Trustee,
(age 61)	of the	term;	Apogee Group,		Advisors
615 E. Michigan St.	Board	since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2020.	(1998 to present).		affiliated with
the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Executive	since	Services (February 1996 to present).
Milwaukee, WI	Officer	December
53202	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 59)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI	and	December
53202	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 49)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 38)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (July 2010 to present).
Milwaukee, WI		December
53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 63)	President,	term;	Fund Services and Vice President, U.S.
615 E. Michigan St.	Chief	since	Bank N.A. (February 2008 to present).
Milwaukee, WI	Compliance	September
53202	Officer and	2009.
AML Officer

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Elaine E.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
Richards, Esq.	President	term;	Fund Services (July 2007 to present).
(age 52)	and	since
2020 East	Secretary	September
Financial Way,		2019.
Suite 100
Glendora, CA
91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2020 (Unaudited)

Federal Tax Distribution Information

For the year ended September 30, 2020, the Floating Rate High Income Fund and the Short Duration High Income Fund designated $10,289,187 and $21,294,663, respectively, as ordinary income for purposes of the dividends paid deduction.

For the fiscal year ended September 30, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Floating Rate High Income Fund	0.24%
Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020 was as follows:

Floating Rate High Income Fund	0.24%
Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2020 (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$45,800	$45,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/4/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/4/2020

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   12/7/2020

* Print the name and title of each signing officer under his or her signature.